As filed with the Commission on February 28, 2002


                                                      1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X


                        Post-Effective Amendment No. 87                    X


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X


                               Amendment No. 87                            X


                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3433
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                      Copies to: Burton M. Leibert, Esq.
One South Street                                     Willkie, Farr & Gallagher
Baltimore, Maryland  21202                                     787 Seventh Ave
(Name and Address of Agent                            New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b)
[x] On February 28, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

International Equity Portfolio has also executed this Registration Statement.

                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                         Class A, B and C Shares


INTERNATIONAL EQUITY FUND





[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                          [GRAPHIC OMITTED]
representation to the contrary is a criminal                 A Member of the
offense.]                                                    DEUTSCHE BANK GROUP

OVERVIEW
--------------------------------------------------------------------------------

OF THE INTERNATIONAL EQUITY FUND--CLASS A, B AND C



GOAL: The Fund invests for long-term capital appreciation.
CORE STRATEGY: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.



INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.



INTERNATIONAL EQUITY FUND--CLASS A, B AND C


OVERVIEW OF THE INTERNATIONAL EQUITY FUND


Goal ........................................................   3
Core Strategy ...............................................   3
Investment Policies and Strategies ..........................   3
Principal Risks of Investing in the Fund ....................   4
Who Should Consider Investing in the Fund ...................   4
Total Returns, After Fees and Expenses ......................   5
Fees and Expenses of the Fund ...............................   6


A DETAILED LOOK AT THE INTERNATIONAL
EQUITY FUND


Objective ...................................................   8
Strategy ....................................................   8
Principal Investments .......................................   8
Investment Process ..........................................   8
Risks .......................................................   9
Management of the Fund ......................................  10

Calculating the Fund's Share Price ..........................  11
Performance Information .....................................  12

Dividends and Distributions .................................  12
Tax Considerations ..........................................  12

How to Choose the Class That is Right for You ...............  13

Buying and Selling Fund Shares ..............................  13

Sales Charges ...............................................  14

Financial Highlights ........................................  18



--------------------------------------------------------------------------------
                                        3

Overview of the International Equity Fund--Class A, B and C



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks the Fund holds could perform poorly.


o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.


WHO SHOULD CONSIDER INVESTING IN THE FUND


You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.


You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


This Prospectus describes the International Equity Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled `Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the `Service Center'). The Fund also offers other classes with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





--------------------------------------------------------------------------------
                                        4

                     Overview of the International Equity Fund--Class A, B and C




TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because the Class A, B and C Shares were first offered on June 29, 2001, the following bar chart shows performance of Class A Shares from their inception date, June 29, 2001 to December 31, 2001 along with the historical performance of the Fund's Investment Class Shares for each full calendar year since the Fund began selling Investment Class Shares to the public on August 4, 1992. The table compares the average annual return of the Fund's Class A, B and C Shares' with the Morgan Stanley Capital International (MSCI) EAFE(R) Index and the Lipper International Funds Average over the last one year, five years, and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Class A Shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
In the table, the performance figures for the Class A, B and C Shares for the periods prior to their inception are based on the historical performance of the Fund's Investment Class Shares, adjusted to reflect the sales charges and expenses of Class A, B and C Shares.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Lipper International Funds Average is an unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

1 The performance for the Class A Shares represents the historical performance since the inception date of the class, June 29, 2001 to December 31, 2001 along with the historical performance for the Fund's Investment Class from its inception date, August 4, 1992, which has been adjusted to reflect the applicable expenses of the Class A Shares.

2 The inception date in the table isthe inception date of the Investment Class. The average annual returns for the MSCI EAFE(R) Index and Lipper International Funds Average are calculated from July 31, 1992.




YEAR-BY-YEAR RETURNS 1
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
1993           37.38
1994            4.11
1995            16.1
1996           21.32
1997           17.37
1998           20.82
1999           32.22
2000          -20.16
2001          -25.47


The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 32.05% (fourth quarter 1999) and its lowest quarterly return was -49.59% (second quarter 2001). Past performance offers no indication of how the Fund will perform in the future.





 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001


                                                       AVERAGE ANNUAL RETURNS

                                  1 Year     5 Years          Since Inception

                                                           (August 4, 1992) 2


 Class A Shares
 Return Before Taxes             (29.56)%        1.06%                  8.04%
------------------------------------------------------------------------------
 Class A Shares
 Return After Taxes on
 Distributions                   (29.38)%        0.87%                  7.50%
------------------------------------------------------------------------------
 Class A Shares
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                  (17.79)%        0.84%                  6.54%
------------------------------------------------------------------------------
 Class B Shares                  (29.64)%        1.20%                  8.02%
------------------------------------------------------------------------------
 Class C Shares                  (26.65)%        1.59%                  8.03%
------------------------------------------------------------------------------
 MSCI EAFE(R)Index
 (reflects no deduction for
 fees, expenses, or taxes)       (21.44)%        0.89%                  6.22%
------------------------------------------------------------------------------
 Lipper International
 Funds Average
 (reflects no deduction for
 fees, expenses or taxes)        (21.71)%        1.94%                  6.48%
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                        5

Overview of the International Equity Fund--Class A, B and C



FEES AND EXPENSES OF THE FUND


The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold Class A, B and C Shares.



--------------------------------------------------------------------------------

1 Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled `Sales Charges--Redemption Price.')

2 Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See the sections entitled `Sales Charges--Automatic Conversion of Class B Shares' and `How to Choose the Class That is Right for You.')

3 You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled `Sales Charges--Redemption Price.')

4 Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the section entitled `Organizational Structure'.)

5 Expenses are based on the actual expenses of the Class A, B and C Shares for the period June 29, 2001 through October 31, 2001 which were then annualized.

6 The investment advisor and administrator have contractually agreed to waive their fees and reimburse expenses for the 16-month period from the Fund's fiscal year-end of October 31, 2001, so that total expenses will not exceed 1.50% for Class A and 2.25% for Class B and C Shares.




 SHAREHOLDER FEES
 (fees paid directly from your investment)

                                               Class A         Class B         Class C
                                                Shares          Shares          Shares
                                               Initial        Deferred        Deferred
                                                 Sales           Sales           Sales
                                                Charge          Charge          Charge

 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)                  5.50% 1           None            None
---------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)                  1.00% 1          5.00% 2         1.00% 3
---------------------------------------------------------------------------------------


   ANNUAL FUND OPERATING EXPENSES 4
   (expenses paid from Fund assets)

                                      PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                      Class A         Class B        Class C
                                       Shares          Shares         Shares

 Management Fees                        0.65%           0.65%          0.65%
------------------------------------------------------------------------------

 Distribution and/or Service
 (12b-1) Fees                           0.25%           0.75%          0.75%
------------------------------------------------------------------------------
 Other Expenses (including a 0.25%
 shareholder servicing fee for Class B
 and Class C shares) 5                  0.83%           1.08%          1.08%
------------------------------------------------------------------------------
 Total Annual Fund
 Operating Expenses
 (before fee waivers and
 expense reimbursements)                1.73%           2.48%          2.48%
------------------------------------------------------------------------------
 Less: Fee Waivers and/or
 Expense Reimbursements 6              (0.23)%         (0.23)%        (0.23)%

------------------------------------------------------------------------------
 NET EXPENSES                           1.50%           2.25%          2.25%
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                        6

                     Overview of the International Equity Fund--Class A, B and C



Expense Example. The example to the right illustrates the expenses you will incur on a $10,000 investment in Class A, B and C Shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled `Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rules for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.



EXPENSE EXAMPLE 1

   You would pay the following expenses if you redeemed your shares at the end of each period:

                      1 Year     3 Years    5 Years   10 Years

 Class A Shares        $694     $1,044     $1,417     $2,461
---------------------------------------------------------------
 Class B Shares        $728     $1,051     $1,500     $2,527
---------------------------------------------------------------
 Class C Shares        $328     $  751     $1,300     $2,799
---------------------------------------------------------------


   You would pay the following expenses if you did not redeem your shares at the end of each period:

                      1 Year     3 Years    5 Years   10 Years

 Class A Shares        $694     $1,044     $1,417     $2,461
---------------------------------------------------------------
 Class B Shares        $228     $  751     $1,300     $2,527
---------------------------------------------------------------
 Class C Shares        $228     $  751     $1,300     $2,799
---------------------------------------------------------------

1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.






--------------------------------------------------------------------------------
                                        7

A DETAILED LOOK
--------------------------------------------------------------------------------

AT THE INTERNATIONAL EQUITY FUND--CLASS A, B AND C




OBJECTIVE


The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.


The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.


The Fund invests in equity securities of all types. The Fund invests in various instruments commonly known as `derivatives' to increase its exposure to an asset class. The Fund primarily uses futures, options, options on futures, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. In implementing this strategy, the Fund may experience a high portfolio turnover rate.


INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse

--------------------------------------------------------------------------------
Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns. There is no guarantee that these forward currency transactions will be employed or that they will work and their use could cause lower returns or even losses to the Fund.


A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the securities it holds within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

--------------------------------------------------------------------------------
                                        8

              A Detailed Look at the International Equity Fund--Class A, B and C



political, economic or stock market events. We may invest up to 100% of the Fund's assets in fixed income securities, US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.


RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:


o its rate of price appreciation begins to trail that of its national stock index;


o the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or


o the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.


--------------------------------------------------------------------------------
Currency management is used to offset investment risks (`hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.
--------------------------------------------------------------------------------
                                        9

A Detailed Look at the International Equity Fund--Class A, B and C




Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility the Fund cannot sell the derivative because of an illiquid secondary market; and


o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, we determine their value by the method that we believe most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.


Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the master portfolio's investment advisor. As investment advisor, DeAM, Inc. makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On March 8, 2001 the investment advisor to the master portfolio changed to DeAM, Inc. from Bankers Trust Company (`Bankers Trust'), an affiliate of DeAM, Inc. DeAM, Inc. received a fee of 0.65% of the master portfolio's average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


Robert Reiner, Managing Director of Deutsche Asset Management and Co-Manager of the master portfolio.

o Joined the investment advisor and the master portfolio in 1994.

o Prior experience includes Manager (day-to-day operations) of Standard and Poor's Tokyo office and Senior Financial Analyst at Sanford Bernstein and Co. and Scudder, Stevens & Clark from 1993 to 1994.

o 20 years of investment industry experience.

o BA in international relations and MA from the University of Southern California and MS from Harvard University.

Julie Wang, Director of Deutsche Asset Management and Co-Manager of the master portfolio.

o Joined the investment advisor and the master portfolio in 1994.

o Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.

o 15 years of investment management experience.


o BA in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.
--------------------------------------------------------------------------------
                                       10

              A Detailed Look at the International Equity Fund--Class A, B and C



Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.

o Joined the investment advisor in 1993.


o Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

o 10 years of investment industry experience.


o BS, Cornell University.


Alexander Tedder, Director, Deutsche Asset Management and consultant to the investment advisor.

o Joined Deutsche Asset Management Investment Services Limited (London), an affiliate of the advisor, in 1994 as a portfolio manager.

o Prior to that, was a European analyst (1990-1994) and representative (1992-1994) for Schroders.


o 12 years of investment industry experience.

o Fluent in German, French, Italian and Spanish.

o Masters in Economics and Business Administration from Freiburg University.


Other Services. Investment Company Capital Corp., also an affiliate of DeAM, Inc., provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Investment Company Capital Corp., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.


Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management, or special trust or retirement-investment reporting.


Organizational Structure. The Fund is a `feeder fund' that invests all of its assets in a `master portfolio,' the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.


The master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio's expenses in proportion to its assets. A feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days



--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       11

A Detailed Look at the International Equity Fund--Class A, B and C




when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.


When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:



 TRANSACTION                                          TAX STATUS

 Income dividends                                     Ordinary income
------------------------------------------------------------------------------

 Short-term capital gain distributions*               Ordinary income
------------------------------------------------------------------------------
 Long-term capital gain distributions*                Long-term capital gains

------------------------------------------------------------------------------


*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:



 TRANSACTION                                 TAX STATUS


 Your sale of shares owned for               Generally, long-term
 more than one year                          capital gain or losses
----------------------------------------------------------------------------
 Your sale of shares owned                   Generally, short-term capital
 for one year or less                        gain or losses; losses subject
                                             to special rules

----------------------------------------------------------------------------



By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.


--------------------------------------------------------------------------------
                                       12

              A Detailed Look at the International Equity Fund--Class A, B and C



HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU


Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest, fees and expenses of the class and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.


If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares, and there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.


Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.


Distribution and Shareholder Servicing Plans

 The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

BUYING AND SELLING FUND SHARES

To Purchase Shares


You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.


Minimum Account Investments

Initial Investment in Class A, B or C shares                        $2,000

Subsequent investments                                              $  100
IRA account, initial investment (there is no minimum
   for subsequent investments)                                      $1,000

Initial investment for shareholders of other Deutsche

   Asset Management funds' Class A, B and C shares                  $  500
Automatic investment plan, initial investment                       $  250
   Weekly, semi-monthly or monthly plan subsequent
     investments                                                    $  100
   Quarterly plan subsequent investments                            $  250
   Semi-annual or annual plan subsequent investments                $  500

Minimum investment for qualified retirement plans

   (such as 401(k), pension or profit sharing plans)                 $   0
Minimum account balance:
   Non-retirement account                                           $  500
   IRA account                                                       $   0


Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.


Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in


--------------------------------------------------------------------------------
                                       13

A Detailed Look at the International Equity Fund--Class A, B and C




any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.


Your service agent or the Service Center may require the following documents before redeeming your shares:

o A LETTER OF INSTRUCTION, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o A SIGNATURE GUARANTEE, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.


o Any STOCK CERTIFICATES representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

o Any ADDITIONAL DOCUMENTS that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information


Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under `Waiver of Sales Charge.' Contact your service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.


If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price


The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.


Shares are subject to sales charges according to the following schedule:



                                Class A Sales
                              Charge as a % of
                                           Net      Class B          Class C
 Amount of               Offering       Amount        Sales            Sales
 Purchase                   Price     Invested       Charge           Charge

 Less than $50,000          5.50%        5.82%         None             None
-----------------------------------------------------------------------------
 $50,000-$99,999            4.50%        4.71%         None             None
-----------------------------------------------------------------------------
 $100,000-$249,999          3.50%        3.63%         None             None
-----------------------------------------------------------------------------
 $250,000-$499,999          2.50%        2.56%         None             None
-----------------------------------------------------------------------------

 $500,000-$999,999          2.00%        2.04%         None             None

-----------------------------------------------------------------------------
 $1,000,000 and over         None         None         None             None
-----------------------------------------------------------------------------


Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled `Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

--------------------------------------------------------------------------------
                                       14

              A Detailed Look at the International Equity Fund--Class A, B and C




The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.


Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:


1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).


3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Fund's advisor, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i) A qualified retirement plan;

   (ii) A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your service agent if you buy shares in this manner.

Purchases by Exchange


You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled `Important Information about Buying and Selling Shares.')


You may request an exchange through your service agent. Contact your service agent for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

PLEASE NOTE THE FOLLOWING:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.


o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

--------------------------------------------------------------------------------
                                       15

A Detailed Look at the International Equity Fund--Class A, B and C



o If your shares are in a taxable account, you may have to pay taxes on the exchange.


o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price


The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                       Sales Charge as a Percentage of the
                         Dollar Amount Subject to Charge
                     (as a % of the Lesser of Cost or Value)

 Years Since           Class A         Class B        Class C
 Purchase               Shares          Shares         Shares

 First                1.00%*           5.00%           1.00%
--------------------------------------------------------------
 Second               1.00%*           4.00%            None
--------------------------------------------------------------
 Third                 None            3.00%            None
--------------------------------------------------------------
 Fourth                None            3.00%            None
--------------------------------------------------------------
 Fifth                 None            2.00%            None
--------------------------------------------------------------
 Sixth                 None            1.00%            None
--------------------------------------------------------------
 Thereafter            None             None            None
--------------------------------------------------------------


*You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value
(ie, without any sales charge) because they were part of an investment of $1 million or more.



Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that these circumstances exist.


Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.



--------------------------------------------------------------------------------
                                       16

              A Detailed Look at the International Equity Fund--Class A, B and C



o We accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after we receive your order in proper form.


o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares `in-kind', which means that we may give you a portion of your redemption in portfolio securities.

o We issue share certificates only for Class A shares and only upon request.


o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.


o We will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly.

o We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if we determine that your purchase would be detrimental to the interests of our shareholders. We specifically reserve the right to refuse your order if it is part of multiple purchase or exchange requests that we, in our sole discretion, deem to involve excessive trading or to be part of a market timing strategy. In making our determination, we may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, we may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.





--------------------------------------------------------------------------------
                                       17

A Detailed Look at the International Equity Fund--Class A, B and C



The tables below provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C Shares. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.





  FINANCIAL HIGHLIGHTS
  CLASS A SHARES                                                                                             For the Period
  (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                                                           June 29, 2001 1
                                                                                                                    through
                                                                                                           October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                                $11.05

--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of net investment income                                                                          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                               (1.76)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                                     (1.77)
================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                                      $ 9.28
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN 2                                                                                           (16.02)%

================================================================================================================================

 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s)                                                                                    $9,496

--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:


 Expenses in excess of net investment income                                                                          (0.44)% 3
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (including expenses of the International Equity Portfolio)               1.50% 3
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (including expenses of the International Equity Portfolio)              1.73% 3
--------------------------------------------------------------------------------------------------------------------------------
 International Equity Portfolio turnover rate                                                                           137% 4

--------------------------------------------------------------------------------------------------------------------------------


1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.
4 For the fiscal year ended October 31, 2001.




--------------------------------------------------------------------------------
                                       18

              A Detailed Look at the International Equity Fund--Class A, B and C




  FINANCIAL HIGHLIGHTS
  CLASS B SHARES                                                                                             For the Period
  (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                                                           June 29, 2001 1
                                                                                                                    through
                                                                                                           October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                                $11.13

--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of net investment income                                                                          (0.04)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                               (1.76)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                                     (1.80)
================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                                      $ 9.33
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN 2                                                                                           (16.17)%

================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s)                                                                                      $400

--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:


 Expenses in excess of net investment income                                                                          (1.19)% 3
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (including expenses of the International Equity Portfolio)               2.25% 3
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (including expenses of the International Equity Portfolio)              2.48% 3
--------------------------------------------------------------------------------------------------------------------------------
 International Equity Portfolio turnover rate                                                                           137% 4

--------------------------------------------------------------------------------------------------------------------------------


1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.
4 For the fiscal year ended October 31, 2001.





--------------------------------------------------------------------------------
                                       19

A Detailed Look at the International Equity Fund--Class A, B and C




  FINANCIAL HIGHLIGHTS
  CLASS C SHARES                                                                                             For the Period
  (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                                                           June 29, 2001 1
                                                                                                                    through
                                                                                                           October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                                $10.92

--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of net investment income                                                                          (0.09)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                               (1.68)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                                     (1.77)
================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                                      $ 9.15
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN 2                                                                                           (16.21)%

================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s)                                                                                      $333

--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:


 Expenses in excess of net investment income                                                                          (1.19)% 3
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (including expenses of the International Equity Portfolio)               2.25% 3
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (including expenses of the International Equity Portfolio)              2.48% 3
--------------------------------------------------------------------------------------------------------------------------------
 International Equity Portfolio turnover rate                                                                           137% 4

--------------------------------------------------------------------------------------------------------------------------------


1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.
4 For the fiscal year ended October 31, 2001.





--------------------------------------------------------------------------------
                                       20

              A Detailed Look at the International Equity Fund--Class A, B and C



Investment Class performance is presented to provide financial performance for the Class A, B and C Shares for periods prior to their inception. The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report for Investment Class shares. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


  FINANCIAL HIGHLIGHTS

  INVESTMENT CLASS
  (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                           For the Period

                                                        For the Years Ended   Oct. 1, 1999                         For the Years
                                                                October 31,    to Oct. 31,                   Ended September 30,
                                                         2001          2000         1999 1         1999         1998        1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                  $25.55        $25.33         $24.22       $20.68       $22.13      $16.77
----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess
   of) income                                            0.08         (0.02)         (0.02)        0.04         0.02        0.09
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                   (7.28)         0.24           1.13         3.56        (0.87)       5.63
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                       (7.20)         0.22           1.11         3.60        (0.85)       5.72
==================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                     --            --             --        (0.06)       (0.01)      (0.16)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gains                                     (0.21)           --             --           --        (0.59)      (0.20)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                    (0.21)           --             --        (0.06)       (0.60)      (0.36)
==================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                        $18.14        $25.55         $25.33       $24.22       $20.68      $22.13
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                               (28.38)%        0.83%          4.63%       17.35%       (3.73)%     34.76%
==================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)            $815,295    $2,127,916     $1,913,667   $1,851,230   $1,251,580    $525,520
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment (expenses in excess
   of) income                                            0.24%        (0.07)%       (0.93)% 2      0.19%        0.61%       0.53%
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or
   reimbursements, including expenses of
   the International Equity Portfolio                    1.50%         1.50%          1.50% 2      1.50%        1.50%       1.50%
----------------------------------------------------------------------------------------------------------------------------------

 Expenses before waivers and/or
   reimbursements, including expenses of
   the International Equity Portfolio                    1.68%         1.67%          1.70% 2      1.66%        1.70%       1.68%
----------------------------------------------------------------------------------------------------------------------------------
 International Equity Portfolio turnover rate             137%          140%             5%         106%          65%         63%

----------------------------------------------------------------------------------------------------------------------------------

1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

2 Annualized.



--------------------------------------------------------------------------------
                                       21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                           Deutsche Asset Management Service Center
                           P.O. Box 219210
                           Kansas City, MO64121-9210
or call toll-free:         1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.




International Equity Fund--Class A                               CUSIP#055922546
International Equity Fund--Class B                               CUSIP#055922538
International Equity Fund--Class C                               CUSIP#055922520
BT Investment Funds



Distributed by:
ICC Distributors, Inc.
Two Portland Square                                              BDIEFPRO(02/02)
Portland, ME 04101                                               811-4760

                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                                Investment Class


INTERNATIONAL EQUITY FUND




[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                            [GRAPHIC OMITTED]
representation to the contrary is a criminal                     A Member of the
offense.]                                                    DEUTSCHE BANK GROUP

OVERVIEW
--------------------------------------------------------------------------------
OF THE INTERNATIONAL EQUITY FUND--INVESTMENT CLASS


GOAL: The Fund invests for long-term capital appreciation.

CORE STRATEGY: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.



INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.





INTERNATIONAL EQUITY FUND--INVESTMENT CLASS

OVERVIEW OF THE INTERNATIONAL EQUITY FUND

Goal .................................................  3
Core Strategy ........................................  3
Investment Policies and Strategies ...................  3
Principal Risks of Investing in the Fund .............  4
Who Should Consider Investing in the Fund ............  4
Total Returns, After Fees and Expenses ...............  5

Fees and Expenses of the Fund ........................  6


A DETAILED LOOK AT THE INTERNATIONAL
EQUITY FUND

Objective ............................................  7
Strategy .............................................  7
Principal Investments ................................  7
Investment Process ...................................  7
Risks ................................................  8
Management of the Fund ...............................  9

Calculating the Fund's Share Price ................... 10
Performance Information .............................. 11

Dividends and Distributions .......................... 11
Tax Considerations ................................... 11
Buying and Selling Fund Shares ....................... 12

Financial Highlights ................................. 14




--------------------------------------------------------------------------------
                                        3

Overview of the International Equity Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that we have selected could perform poorly.


o The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.


WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




--------------------------------------------------------------------------------
                                        4

                     Overview of the International Equity Fund--Investment Class


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on August 4, 1992 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with the Morgan Stanley Capital International (MSCI) EAFE(R) Index and the Lipper InternationalFunds Average over the last one and five years, and since its inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


The Lipper International Funds Average is an unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

1 The average annual returns of the MSCI EAFE(R) Index and Lipper International Funds Average are calculated from July 31, 1992.





YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
1993            37.38
1994             4.11
1995             16.1
1996            21.32
1997            17.37
1998            20.82
1999            32.22
2000           -20.16
2001           -25.39


For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 32.05% (fourth quarter 1999) and its lowest quarterly return was -18.08% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.






PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001


                                                    AVERAGE ANNUAL RETURNS
                                                           Since Inception
                                   1 Year    5 Years    (August 4, 1992) 1


 Investment Class
 Return Before Taxes              (25.39)%    2.23%                8.71%
---------------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                    (25.29)%    2.01%                8.15%
---------------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   (15.35)%    1.76%                7.10%
---------------------------------------------------------------------------
 MSCI EAFE(R) Index
 (reflects no deduction for
 fees, expenses or taxes)         (21.44)%    0.89%                6.22%
---------------------------------------------------------------------------
 Lipper International
 Funds Average
 (reflects no deduction for
 fees, expenses or taxes)         (21.71)%    1.94%                6.48%
---------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                        5

Overview of the International Equity Fund--Investment Class



FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.


Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. 1 The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.




   ANNUAL FEES AND EXPENSES

                                           PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS 1

 Management Fees                                           0.65%
--------------------------------------------------------------------

 Distribution and/or Service (12b-1) Fees                   None
--------------------------------------------------------------------
 Other Expenses                                            1.03%
--------------------------------------------------------------------
 Total Fund Operating Expenses                             1.68%
--------------------------------------------------------------------
 Less: Fee Waivers and/or Expense Reimbursements          (0.18)% 2

--------------------------------------------------------------------
 NET EXPENSES                                              1.50%
--------------------------------------------------------------------



EXPENSE EXAMPLE 3

           1 Year         3 Years       5 Years        10 Years


           $153            $512           $896         $1,972

----------------------------------------------------------------


--------------------------------------------------------------------------------
1 Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the section entitled `Organizational Structure'.)

2 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%.

3 For the first 12 months, the expense example takes into account fee waivers and reimbursements.




--------------------------------------------------------------------------------
                                        6

A DETAILED LOOK
--------------------------------------------------------------------------------

AT THE INTERNATIONAL EQUITY FUND--INVESTMENT CLASS



OBJECTIVE


The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.


The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.


The Fund invests in equity securities of all types. The Fund invests in various instruments commonly known as `derivatives' to increase its exposure to an asset class. The Fund primarily uses futures, options, options on futures, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. In implementing this strategy, the Fund may experience a high portfolio turnover rate.


INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.


--------------------------------------------------------------------------------
Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns. There is no guarantee that these forward currency transactions will be employed or that they will work and their use could cause lower returns or even losses to the Fund.


A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the securities it holds within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.




--------------------------------------------------------------------------------
                                        7

A Detailed Look at the International Equity Fund--Investment Class



Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in fixed income securities, US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:


o its rate of price appreciation begins to trail that of its national stock index;

o the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

o the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from




--------------------------------------------------------------------------------

Currency management is used to offset investment risks (`hedging') and, where possible, to add investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

--------------------------------------------------------------------------------
                                        8

              A Detailed Look at the International Equity Fund--Investment Class


norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility the Fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, we determine their value by the method that we believe most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited (`DeAMIS').


Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the master portfolio's investment advisor. As investment advisor, DeAM, Inc. makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On March 8, 2001, the investment advisor to the master portfolio changed from Bankers Trust Company to DeAM, Inc. DeAM, Inc. received a fee of 0.65% of the master portfolio's average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


Robert Reiner, Managing Director of Deutsche Asset Management and Co-Manager of the master portfolio.

o Joined the investment advisor and the master portfolio in 1994.

o Prior experience includes Manager (day-to-day operations) of Standard and Poor's Tokyo office and Senior Financial Analyst at Sanford Bernstein and Co. and Scudder, Stevens & Clark from 1993 to 1994.

o 20 years of investment industry experience.

o BA in international relations and MA from the University of Southern California and MS from Harvard University.

--------------------------------------------------------------------------------
                                        9

A Detailed Look at the International Equity Fund--Investment Class


Julie Wang, Director of Deutsche Asset Management and Co-Manager of the master portfolio.

o Joined Deutsche Asset Management and the master portfolio in 1994.


o Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.

o 15 years of investment management experience.

o BA in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.

o Joined the investment advisor in 1993.

o Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

o 10 years of investment industry experience.

o BS, Cornell University.

Alexander Tedder, Director, Deutsche Asset Management and consultant to the investment advisor.

o Joined Deutsche Asset Management Investment Services Limited (London), an affiliate of the advisor, in 1994 as a portfolio manager.

o Prior to that, was a European analyst (1990-1994) and representative (1992-1994) for Schroders.

o 12 years of investment industry experience.

o Fluent in German, French, Italian and Spanish.

o Masters in Economics and Business Administration from Freiburg University.

Other Services. Investment Company Capital Corp., also an affiliate of DeAM, Inc., provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Investment Company Capital Corp., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a `feeder fund' that invests all of its assets in a `master portfolio,' the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.


The master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio's expenses in proportion to its assets. A feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.



--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       10

              A Detailed Look at the International Equity Fund--Investment Class



The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method we believe most accurately reflects its current fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:



  TRANSACTION                                          TAX STATUS

 Income dividends                                      Ordinary income
--------------------------------------------------------------------------------

 Short-term capital gain distributions*                Ordinary income
--------------------------------------------------------------------------------
 Long-term capital gain distributions*                 Long-term capital gains
--------------------------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale (including a redemption or exchange) of Fund shares generally is a taxable transaction for you:



  TRANSACTION                         TAX STATUS


 Your sale of shares owned for        Generally, long-term
 more than one year                   capital gain or losses
---------------------------------------------------------------------
 Your sale of shares owned            Generally, short-term capital
 for one year or less                 gain or losses; losses subject
                                      to special rules
---------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       11

A Detailed Look at the International Equity Fund--Investment Class



By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.


BUYING AND SELLING FUND SHARES


You may only purchase Investment shares of the Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Minimum Account Investments


Initial investment                                                   $2,000
Subsequent investments                                               $  100
IRA account, initial investment

   (there is no minimum for subsequent investments)                  $1,000

Initial investment for shareholders of other
   Deutsche Asset Management Funds'
Investment Class Shares                                              $  500
Automatic investing plan, initial investment                         $  250

   Weekly, semi-monthly or monthly plan

     subsequent investments                                          $  100
   Quarterly plan subsequent investments                             $  250

   Semi-annual plan or annual subsequent investments                 $  500

Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)                 $    0

Minimum account balance:

   Non-retirement account                                            $  500
   IRA account                                                       $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.


Important Information about Buying and Selling Shares

o You may buy and sell shares of a Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o You may place orders to buy and sell over the phone by calling your service agent. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

o We accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.


o We process all sales orders free of charge.


o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after we receive your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares `in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.


o We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.




--------------------------------------------------------------------------------
                                       12

              A Detailed Look at the International Equity Fund--Investment Class



o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if we determine that your purchase would be detrimental to the interests of our shareholders. We specifically reserve the right to refuse your order if it is part of multiple purchase or exchange requests that we, in our sole discretion, deem to involve excessive trading or to be part of a market timing strategy. In making our determination, we may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, we may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or dealers involved.


o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on your fund's overall performance, its current holdings and its investing strategies.

o Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. We may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.


PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter or wire.


o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.




--------------------------------------------------------------------------------
                                       13

A Detailed Look at the International Equity Fund--Investment Class




The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




   FINANCIAL HIGHLIGHTS                                                        For the
                                                                                Period
                                                                 For the  Oct. 1, 1999
                                                             Years Ended       through
                                                             October 31,      Oct. 31,        For the Years Ended  September 30,
                                                       2001         2000          1999 1       1999          1998           1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                 $25.55        $25.33       $24.22        $20.68       $22.13        $16.77
---------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in
   excess of) income                                    0.08         (0.02)       (0.02)         0.04         0.02          0.09
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                  (7.28)         0.24         1.13          3.56        (0.87)         5.63
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                      (7.20)         0.22         1.11          3.60        (0.85)         5.72
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                    --            --           --         (0.06)       (0.01)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gains                                    (0.21)           --           --            --        (0.59)        (0.20)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                   (0.21)           --           --         (0.06)       (0.60)        (0.36)
=================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                       $18.14        $25.55       $25.33        $24.22       $20.68        $22.13
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                              (28.38)%        0.83%        4.63%        17.35%       (3.73)%       34.76%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)           $815,295    $2,127,916   $1,913,667    $1,851,230   $1,251,580      $525,520
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment (expenses in
   excess of) income                                    0.24%        (0.07)%      (0.93)% 2      0.19%        0.61%         0.53%
---------------------------------------------------------------------------------------------------------------------------------

 Expenses after waivers and/or reimbursements,
   including expenses of the International
   Equity Portfolio                                     1.50%         1.50%        1.50% 2       1.50%        1.50%         1.50%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements,
   including expenses of the International
   Equity Portfolio                                     1.68%         1.67%        1.70% 2       1.66%        1.70%         1.68%
---------------------------------------------------------------------------------------------------------------------------------
 International Equity Portfolio turnover rate            137%          140%           5%          106%          65%           63%

---------------------------------------------------------------------------------------------------------------------------------



1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2 Annualized.





--------------------------------------------------------------------------------
                                       14

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                    Deutsche Asset Management Service Center
                    P.O. Box 219210
                    Kansas City, MO64121-9210
or call toll-free:  1-800-730-1313


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


International Equity Fund--Investment Class

BT Investment Funds




Distributed by:
ICC Distributors, Inc.                                           CUSIP#055922868
Two Portland Square                                              1663PRO(02/02)
Portland, ME 04101                                               811-4760

                       STATEMENT OF ADDITIONAL INFORMATION


                                                               FEBRUARY 28, 2002


BT INVESTMENT FUNDS

INTERNATIONAL EQUITY FUND - INVESTMENT CLASS
INTERNATIONAL EQUITY FUND - CLASS A SHARES
INTERNATIONAL EQUITY FUND - CLASS B SHARES
INTERNATIONAL EQUITY FUND - CLASS C SHARES

BT INSTITUTIONAL FUNDS
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS I
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS II

BT Investment Funds and BT Institutional Funds (each a "Trust" and collectively, the "Trusts") are open-end management investment companies that offer investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the International Equity Fund (Investment Class), International Equity Fund (Class A, B and C Shares) and International Equity Fund Institutional (Class I and Class II) (each a "Fund" and, collectively, the "Funds").

Unlike other mutual funds, and as described in the Prospectuses, each Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as such Fund. This investment company is International Equity Portfolio (the "Portfolio").


The Funds' Prospectuses (each a "Prospectus" and, collectively, the "Prospectuses"), dated February 28, 2002, as they may be amended, reversed or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without charge by calling a Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of each Fund and the Portfolio and should be read only in conjunction with the applicable Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling a Trust at the telephone number listed below or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for the Portfolio and each Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated October 31, 2001. A copy of the Portfolio and each Fund's Annual
Report may be obtained without charge by calling the Fund at the telephone number listed on the next page.

                         DEUTSCHE ASSET MANAGEMENT, INC.
                       Investment Advisor to the Portfolio

                        INVESTMENT COMPANY CAPITAL CORP.
                  Administrator of the Funds and the Portfolio


                             ICC DISTRIBUTORS, INC.
                                   Distributor
                               Two Portland Square
                              Portland, Maine 04101
                                 1-800-730-1313

                                TABLE OF CONTENTS

                                                                          PAGE


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................1

Investment Restrictions.....................................................45

PERFORMANCE INFORMATION.....................................................51

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND..................62

MANAGEMENT OF THE TRUSTs AND PORTFOLIO......................................66

Investment Advisory and Other Services......................................77

ORGANIZATION OF THE TRUST...................................................84

TAXATION....................................................................86

FINANCIAL STATEMENTS........................................................90

APPENDIX....................................................................91


                                      (i)

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a Trust or its Distributor. Each Prospectus does not constitute an offering by a Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds may not be available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                      (ii)

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

The following is a description of each Fund's investment objective. There can, of course, be no assurance that a Fund will achieve its investment objective(s).


Each Fund's investment objective is long-term capital appreciation. Under normal circumstances, each Fund invests at least 80% of its assets, at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Fund will notify its shareholders 60 days prior to a change in its investment policy.


                               INVESTMENT POLICIES

Each Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. Each Trust may withdraw a Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of each Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what Deutsche Asset Management, Inc. (the "Advisor") believes to be an acceptable degree of risk in anticipation of superior returns.


The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.


In countries and regions with well-developed capital markets where more information is available, the Advisor will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level.

Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments."


Since the investment characteristics of each Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Unless otherwise indicated, the Portfolio is permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.
As a matter of non-fundamental operating policy, the Portfolio may also be subject to additional restrictions. See the section entitled "Investment Restrictions - Additional Restrictions".

                         SUMMARY OF INVESTMENT PRACTICES


     --------------------------------------------------------- ------------------------------------------------

                       INVESTMENT PRACTICE                             INTERNATIONAL EQUITY PORTFOLIO

     ========================================================= ================================================
     ----------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x] Permitted without stated limit


     [ ] Permitted without stated limited, but not expected to be used to a significant extent


     Percent  Roman  type (e.g.  20%)  represents  an  investment  limitation  as a  percentage  of TOTAL fund assets; does not indicate actual use


     Percent Italic Type (e.g.  20%)  represents an investment  limitation as a percentage of NET fund assets;
                                  does not indicate actual use

     ----------------------------------------------------------------------------------------------------------

     EQUITY SECURITIES

     --------------------------------------------------------- ------------------------------------------------

     Common Stock                                                                     [x]

     --------------------------------------------------------- ------------------------------------------------

     Warrants                                                                         [x]

     --------------------------------------------------------- ------------------------------------------------

     Preferred Stock                                                                  [x]

     --------------------------------------------------------- ------------------------------------------------

     Convertible Securities                                                           [x]

     --------------------------------------------------------- ------------------------------------------------

     --------------------------------------------------------- ------------------------------------------------

                       INVESTMENT PRACTICE                             INTERNATIONAL EQUITY PORTFOLIO

     ========================================================= ================================================
     ----------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x] Permitted without stated limit


     [ ] Permitted without stated limited, but not expected to be used to a significant extent


     Percent  Roman  type (e.g.  20%)  represents  an  investment  limitation  as a  percentage  of TOTAL fund assets; does not indicate actual use


     Percent Italic Type (e.g.  20%)  represents an investment  limitation as a percentage of NET fund assets;
                                  does not indicate actual use

     ----------------------------------------------------------------------------------------------------------


     FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS

     --------------------------------------------------------- ------------------------------------------------

     Short-Term Instruments                                                          20%

     --------------------------------------------------------- ------------------------------------------------

     Obligations of Banks and Other Financial Institutions                            [ ]

     --------------------------------------------------------- ------------------------------------------------

     Certificates of Deposit and Banker's Acceptances                                 [ ]

     --------------------------------------------------------- ------------------------------------------------

     Commercial Paper                                                                 [ ]

     --------------------------------------------------------- ------------------------------------------------

     Variable Rate Master Demand Notes                                                [ ]

     --------------------------------------------------------- ------------------------------------------------

     U.S. Government Securities                                                       [ ]

     ----------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (OPTIONS)

     --------------------------------------------------------- ------------------------------------------------

     Options on Securities                                                            [x]

     --------------------------------------------------------- ------------------------------------------------

     Options on Securities Indices                                                    [x]

     --------------------------------------------------------- ------------------------------------------------

     Options on Non-US Securities Indices                                             [x]

     ----------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)

     --------------------------------------------------------- ------------------------------------------------

     Futures Contracts                                                                [x]

     --------------------------------------------------------- ------------------------------------------------

     Futures Contracts on Securities Indices                                          [x]

     --------------------------------------------------------- ------------------------------------------------

     --------------------------------------------------------- ------------------------------------------------

                       INVESTMENT PRACTICE                             INTERNATIONAL EQUITY PORTFOLIO

     ========================================================= ================================================
     ----------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x] Permitted without stated limit


     [ ] Permitted without stated limited, but not expected to be used to a significant extent


     Percent  Roman  type (e.g.  20%)  represents  an  investment  limitation  as a  percentage  of TOTAL fund assets; does not indicate actual use


     Percent Italic Type (e.g.  20%)  represents an investment  limitation as a percentage of NET fund assets;
                                  does not indicate actual use

     ----------------------------------------------------------------------------------------------------------

     Options on Futures  Contracts  (including  Contracts  on                         [x]
     Securities Indices)

     ----------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (SWAPS)


     --------------------------------------------------------- ------------------------------------------------

     Swaps Agreements                                                                 [x]

     --------------------------------------------------------- ------------------------------------------------

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES                                      [ ]




     ----------------------------------------------------------------------------------------------------------

     SECURITIES OF NON-U.S. ISSUERS


     --------------------------------------------------------- ------------------------------------------------

     Foreign Securities & Depository Receipts

     (ADRs, EDRs, GDRs and IDRs)                                                      [ ]

     --------------------------------------------------------- ------------------------------------------------

     Foreign Corporate Debt Securities                                                [ ]

     --------------------------------------------------------- ------------------------------------------------

     Foreign Government Debt Securities                                               [ ]

     --------------------------------------------------------- ------------------------------------------------

     Investments in Emerging Markets                                                  15%

     --------------------------------------------------------- ------------------------------------------------
     --------------------------------------------------------- ------------------------------------------------

     Region and Country Investing                                                     [x]

     ----------------------------------------------------------------------------------------------------------

     CURRENCY MANAGEMENT


     --------------------------------------------------------- ------------------------------------------------

     Currency Exchange Transactions                                                   [x]
     --------------------------------------------------------- ------------------------------------------------


     --------------------------------------------------------- ------------------------------------------------

                       INVESTMENT PRACTICE                             INTERNATIONAL EQUITY PORTFOLIO

     ========================================================= ================================================
     ----------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x] Permitted without stated limit


     [ ] Permitted without stated limited, but not expected to be used to a significant extent


     Percent  Roman  type (e.g.  20%)  represents  an  investment  limitation  as a  percentage  of TOTAL fund assets; does not indicate actual use


     Percent Italic Type (e.g.  20%)  represents an investment  limitation as a percentage of NET fund assets;
                                  does not indicate actual use

     --------------------------------------------------------- ------------------------------------------------

     Currency Hedging Transactions                                                    [x]

     --------------------------------------------------------- ------------------------------------------------

     Cross Hedging                                                                    [x]

     --------------------------------------------------------- ------------------------------------------------

     Forward Currency Exchange Contracts                                              [x]

     --------------------------------------------------------- ------------------------------------------------

     Options on Foreign Currencies                                                    [x]

     ----------------------------------------------------------------------------------------------------------

     ADDITIONAL LIMITATIONS AND RISK FACTORS


     --------------------------------------------------------- ------------------------------------------------

     Asset Coverage                                                                   [x]

     --------------------------------------------------------- ------------------------------------------------

     Investment Restrictions on Futures Transactions                                  [ ]

     --------------------------------------------------------- ------------------------------------------------

     Non-U.S. Securities                                                              [x]

     --------------------------------------------------------- ------------------------------------------------

     Emerging Markets                                                                 15%

     --------------------------------------------------------- ------------------------------------------------

     Special Information Concerning Master-Feeder Fund                                [x]
     Structure

     --------------------------------------------------------- ------------------------------------------------

     Rating Services                                                                  [x]

     ----------------------------------------------------------------------------------------------------------

     OTHER INVESTMENTS AND INVESTMENT PRACTICES


     --------------------------------------------------------- ------------------------------------------------

     Illiquid Securities                                                              15%

     --------------------------------------------------------- ------------------------------------------------

     TBA Commitments                                                                  [ ]

     --------------------------------------------------------- ------------------------------------------------

     When-Issued and Delayed Delivery Securities                                      15%


     --------------------------------------------------------- ------------------------------------------------

                       INVESTMENT PRACTICE                             INTERNATIONAL EQUITY PORTFOLIO

     ========================================================= ================================================
     ----------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x] Permitted without stated limit


     [ ] Permitted without stated limited, but not expected to be used to a significant extent


     Percent  Roman  type (e.g.  20%)  represents  an  investment  limitation  as a  percentage  of TOTAL fund assets; does not indicate actual use


     Percent Italic Type (e.g.  20%)  represents an investment  limitation as a percentage of NET fund assets;
                                  does not indicate actual use

     --------------------------------------------------------- ------------------------------------------------

     Repurchase Agreements                                                            [ ]

     --------------------------------------------------------- ------------------------------------------------

     Reverse Repurchase Agreements                                                    [ ]

     --------------------------------------------------------- ------------------------------------------------

     Mortgage Dollar Rolls                                                            [ ]

     --------------------------------------------------------- ------------------------------------------------

     Lending of Portfolio Securities                                                  30%

     --------------------------------------------------------- ------------------------------------------------

     Borrowing                                                 a)  fundamental policy - 33%

                                                               b)  operating policy - 5%

     --------------------------------------------------------- ------------------------------------------------

     Short Sales                                                                      [ ]

     --------------------------------------------------------- ------------------------------------------------

     Hedging Strategies                                                               [ ]

     --------------------------------------------------------- ------------------------------------------------

     Other Investment Companies                                                       10%

     --------------------------------------------------------- ------------------------------------------------

     Temporary Defensive Investments                                                 100%

     --------------------------------------------------------- ------------------------------------------------

     Diversification                                                                  [x]

     --------------------------------------------------------- ------------------------------------------------

     Concentration of Investments In Any One Industry                                 25%

     --------------------------------------------------------- ------------------------------------------------

     Reserve Assets                                                                   [ ]

     --------------------------------------------------------- ------------------------------------------------

     Indexed Securities                                                               [ ]

     --------------------------------------------------------- ------------------------------------------------

The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

                                EQUITY SECURITIES

GENERAL. The Portfolio may invest in equity securities listed on any domestic or non-U.S. securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).


COMMON STOCKS. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.


WARRANTS. The Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.


PREFERRED STOCK. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.


CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

              FIXED INCOME SECURITIES AND MONEY MARKET INSTRUMENTS

GENERAL. The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.


FIXED INCOME SECURITY RISK. Fixed income securities generally expose the Portfolio to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security duration and reducing the value of the security).

SHORT-TERM INSTRUMENTS. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.


Other U.S. government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the

Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of U.S. banks.


CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.


Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.


The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed by the U.S. government and include: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

                              DERIVATIVE SECURITIES

GENERAL. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivative for investment purposes by "covering" such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.


                         DERIVATIVES SECURITIES: OPTIONS

OPTIONS ON SECURITIES. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio's Board of Trustees. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolio's limit on investments in illiquid securities.


OPTIONS ON SECURITIES INDICES. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.


Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.


In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-U.S. securities. The Portfolio may also use foreign stock index options for hedging purposes.

    DERIVATIVE SECURITIES: FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolios may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes and U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


FUTURES CONTRACTS ON SECURITIES INDICES. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities.
This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.


When used for hedging purposes, each transaction futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.


OPTIONS ON FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON SECURITIES INDICES). The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the

Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                     DERIVATIVE SECURITIES: SWAP AGREEMENTS


GENERAL. The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-U.S. issuers without limit. A swap transaction is an agreement between the Portfolio and a counterpart to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.


The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.


The Portfolio will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal.

Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counter party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.


Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.


The Fund will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See 'Illiquid Securities.' Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.


                   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


GENERAL CHARACTERISTICS. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

ASSET-BACKED SECURITIES. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES--TYPES OF CREDIT SUPPORT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                         SECURITIES OF NON-U.S. ISSUERS

GENERAL. The Portfolio will, under normal market conditions, invest a significant portion of its assets in non-U.S. securities.

The Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Portfolio may invest in non-U.S. securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.


U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. The Portfolio may invest in the U.S. dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

U.S. DOLLAR-DENOMINATED FOREIGN GOVERNMENT DEBT SECURITIES. The Portfolio may invest in U.S. dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTMENTS IN EMERGING MARKETS. The Portfolio may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolios' investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Portfolios' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability of the Portfolio to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.


For purposes of the Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.


                               CURRENCY MANAGEMENT


GENERAL. In connection with the Portfolio's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to U.S. investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.


CURRENCY HEDGING. The Portfolio's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

CROSS HEDGING. At the discretion of the Advisor, the Portfolio may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Portfolio seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Portfolio's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.


FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.


The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.


The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's limitation with respect to illiquid securities.

                     ADDITIONAL LIMITATIONS AND RISK FACTORS

In addition to the risks discussed above, the Portfolio's investments may be subject to the following limitations and risk factors:

ADDITIONAL RISKS RELATED TO TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, SWAPS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.


The Portfolio's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and
(3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.


ASSET COVERAGE. The Portfolio will comply with the segregation or coverage guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.


Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

INVESTMENT RESTRICTIONS ON FUTURES TRANSACTIONS. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

NON-U.S. SECURITIES. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the

Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Because non-U.S. securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for non-U.S. securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

EMERGING MARKETS. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia,

Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Funds, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Funds due to variations in sales commissions and other operating expenses. Therefore, investors in the Funds should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Portfolio at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of each Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing each Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "In-Kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution In-Kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of a Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund or the Portfolio.


RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.


                   OTHER INVESTMENTS AND INVESTMENT PRACTICES

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.


TBA PURCHASE COMMITMENTS. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

MORTGAGE DOLLAR ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolios may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Portfolio's Board of Trustees. The Portfolio will not lend securities to the Advisor, ICC Distributors or their affiliates, except as may be permitted by the 1940 Act or an order from the Securities and Exchange Commission. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder". The Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or its affiliates) and Deutsche Bank AG or an affiliate may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

BORROWING. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of each Fund's total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.


Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Portfolio's assets.


SHORT SALES. The Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond. These transactions, known as short sales "against the box," allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio's custodian or qualified sub-custodian.

The Portfolio does not intend to engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

HEDGING STRATEGIES. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.


The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:


o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

o the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.


To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

OTHER INVESTMENT COMPANIES. The Portfolio may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees (unless permitted to exceed those limitations by an exemptive order of the SEC).


TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.


DIVERSIFICATION. The Portfolio is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes".

CONCENTRATION OF INVESTMENTS. As a matter of fundamental policy, each Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities).

RESERVE ASSETS. As a reserve for changes in allocation in the Portfolio's equity investments and to cover the Portfolio's open positions resulting from its investments in derivative instruments, the Portfolio also invests its assets in money market instruments or money market funds.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Portfolio may not be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio). Whenever a Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Portfolio shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Portfolio shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)      borrow money or mortgage or hypothecate assets of the Portfolio
         (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6)      issue any senior security (as that term is defined in the 1940
         Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

(7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies the Portfolio (or a Trust, on behalf of a Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Portfolio from investing all of its assets in an open-end investment company with substantially the same investment objective):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) invest for the purpose of exercising control or management of another company;


(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;


(vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio
         (Fund) has purchased a closing put, which is a put of the same series as the one previously written); or

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio or any registered investment company investing in the Portfolio is registered.

                               PORTFOLIO TURNOVER

The Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover.

The following table sets forth the portfolio turnover rates for the Portfolio during the periods indicated:


----------------------------- ----------------------------------------------- -----------------------------------------
                                                                               For the fiscal year ended October 31,
----------------------------- ----------------------------------------------- -----------------------------------------
----------------------------- ---------------------- ------------------------ ------------------- ---------------------
                              For the fiscal year    For the period October   2000                2001
                              ended September 30,    1, 1999 through
                              1999                   October 31, 1999
----------------------------- ---------------------- ------------------------ ------------------- ---------------------
----------------------------- ---------------------- ------------------------ ------------------- ---------------------
International Equity          106%                   5%                       140%                137%
Portfolio
----------------------------- ---------------------- ------------------------ ------------------- ---------------------

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Portfolio. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Portfolio employs brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Portfolio deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to its management contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Portfolio's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the management contracts authorizes the Advisor, subject to the periodic review of the Portfolio's Board of Trustees, to cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Portfolio. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Portfolio. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Portfolio and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Portfolio to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Portfolio or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time . . . ."

A transaction would not be placed with an Affiliated Broker if the Portfolio would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Portfolio or the Advisor, not to be comparable to the Portfolio. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Portfolio has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Portfolio will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Portfolio placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or portfolios or customers on the same day, each fund or portfolio or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Portfolio at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of the Portfolio and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

Affiliated Brokers do not knowingly participate in commissions paid by the Portfolio to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal years ended October 31, 2001, October 31, 2000, the period from October 1, 1999 to October 31, 1999 and the fiscal year ended September 1999, the Portfolio paid brokerage commissions in the amount of $13,471,580, $21,486,196, $786,401, and $16,407,135, respectively.

For the fiscal year ended October 31, 2001, the Portfolio paid $62,305 in brokerage commissions to Deutsche Bank AG, an affiliate of the Portfolio. This represents 0.5% of the Portfolio's aggregate brokerage commissions and 0.001% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.

For the fiscal year ended October 31, 2000, the Portfolio paid $159,155 in brokerage commissions to Deutsche Bank AG, an affiliate of the Portfolio. This represents 0.7% of the Portfolio's aggregate brokerage commissions and 0.22% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.


For the fiscal year ended October 31, 2000, the Portfolio paid $11,594 in brokerage commissions to Deutsche Bank Clearing Service, an affiliate of the Portfolio. This represents 0.05% of the Portfolio's aggregate brokerage commissions and 0.002% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.


For the period October 1, 1999 to October 31, 1999, the Portfolio did not pay any brokerage commissions to affiliates.


For the fiscal year ended September 30, 1999, the Portfolio paid brokerage commissions in the amount of $1,095,780 to Deutsche Morgan Grenfell, an affiliate of the Portfolio. This represents 7% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.52% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

For the fiscal year ended September 30, 1999, the Portfolio paid brokerage commissions in the amount of $174,736 to Deutsche Bank Alex. Brown, an affiliate of the Portfolio. This represents 1% of the aggregate brokerage commissions paid by the Portfolio in the fiscal year and 0.06% of the aggregate dollar amount of transactions effected by the Portfolio in the fiscal year.

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

The Funds' performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon U.S. Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Funds should not be considered as representative of the performance of the Fund in the future since the NAV and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, the Advisor, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.


Shareholders will receive financial reports semi annually that include the Funds' financial statements, including listings of investment securities held by the Portfolios at those dates. Annual reports are audited by independent accountants.

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total Return: The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n  =  ERV

Where:

P  =     hypothetical initial payment of $1,000;

T  =     average annual total return;

n  =     period covered by the computation, expressed in years;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATVD

Where:

P  =     hypothetical initial payment of $1,000;

T  =     average annual total return (after taxes on distributions);

n  =     period covered by the computation, expressed in years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)
-------------------------------------------------------------------------

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATVDR

Where:

P  =     hypothetical initial payment of $1,000;

T  =     average annual total return (after taxes on distributions and redemption);

n  =     period covered by the computation, expressed in years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.


The ending redeemable value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.


The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - 1]
                           ---
                            P

Where:

P  =     hypothetical initial payment of $1,000;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


From time to time the Fund may also advertise Class A, B and C Shares average annual total return based on an investor's investment at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return computed at net asset value for the periods ended October 31, 2001 are set forth in the tables below.


International Equity Fund - Class A, B and C Shares, Investment Class, Institutional Class I and Institutional Class II

As of October 31, 2001


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                   10-Year               Since Inception 1


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Average Annual
Returns (Before
Taxes)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class A Shares 2        (32.40)%                 1.78%                    N/A                   7.72%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class B Shares 2        (32.46)%                 1.94%                    N/A                   7.72%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class C Shares 2        (29.64)%                 2.30%                    N/A                   7.71%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        Investment Class         (28.38)%                 2.96%                    N/A                   8.40%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Institutional Class I         (27.92)%                  N/A                     N/A                   1.56%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Institutional Class II         (28.16)%                  N/A                     N/A                   1.58%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Average Annual Total
Returns (After Taxes on
Distributions)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class A Shares 2        (32.57)%                 1.39%                    N/A                   7.14%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                   10-Year               Since Inception 1


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class B Shares 2        (32.62)%                 1.54%                    N/A                   7.14%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class C Shares 2        (29.82)%                 1.91%                    N/A                   7.13%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        Investment Class         (28.55)%                 2.57%                    N/A                   7.82%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Institutional Class I         (28.01)%                  N/A                     N/A                   1.26%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Institutional Class II         (28.23)%                  N/A                     N/A                   1.27%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Average Annual Total
Returns (After Taxes on
Distributions and
Redemption)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class A Shares 2        (19.62)%                 1.31%                    N/A                   6.22%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class B Shares 2        (19.64)%                 1.44%                    N/A                   6.22%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class C Shares 2        (17.93)%                 1.73%                    N/A                   6.22%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        Investment Class         (17.16)%                 2.27%                    N/A                   6.81%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Institutional Class I          (16.88)%                 N/A                     N/A                   1.34%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Institutional Class II         (17.03)%                  N/A                     N/A                   1.35%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Aggregate Total Returns
(Before Taxes)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class A Shares 2        (28.47)%                (15.58)%                  N/A                  110.42%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class B Shares 2        (28.90)%                 12.07%                   N/A                  98.76%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Class C Shares 2        (28.93)%                 12.02%                   N/A                  98.66%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                   10-Year               Since Inception 1


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        Investment Class         (28.38)%                 15.72%                   N/A                  110.70%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Institutional Class I         (27.92)%                  N/A                     N/A                   7.36%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Institutional Class II         (28.16)%                  N/A                     N/A                   7.44%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Average Annual Total
Return at Net Asset
Value

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

         Class A Shares 3        (28.47)%                 2.94%                    N/A                   8.38%

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

         Class B Shares 3        (28.90)%                 2.31%                    N/A                   7.72%

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

         Class C Shares 3        (28.93)%                 2.30%                    N/A                   7.71%

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        Investment Class         (28.38)%                 2.96%                    N/A                    8.40%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Institutional Class I         (27.92)%                  N/A                     N/A                   1.56%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Institutional Class II         (28.16)%                  N/A                     N/A                   1.58%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


1 Class A, B and C Shares Inception Date: June 29, 2001. Investment Class Inception Date: August 4, 1992. Institutional Class I & II Inception
         Date: April 1, 1997.


2 The performance for the Class A, B and C Shares represents the historical performance since the inception date of the classes, June 29, 2001. The performance for the periods prior to that date reflects the historical performance for the Fund's Investment Class from its inception date, August 4, 1992, through June 29, 2001, which has been adjusted to reflect the sales load and applicable expenses of the Class A, B and C Shares.

3 The performance for the Class A, B and C Shares represents the historical performance since the inception date of the classes, June 29, 2001. The performance for the periods prior to that date reflects the historical performance for the Fund's Investment Class from its inception date, August 4, 1992, through June 29, 2001, which has been adjusted to reflect the applicable expenses of the Class A, B and C Shares.

If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.


Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided the Advisor may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund or Portfolio, on a month to month basis. Such waivers will have the effect of increasing such Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.


                         COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Fund's performance may be compared to the performance of various indices and investment for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

           VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

                             VALUATION OF SECURITIES


The Fund is open for business each day the NYSE is open (a "Valuation Day"). The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if market quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.


Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates fair value.


When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

         type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Advisor will value such securities based upon all relevant factors as outlined in FRR 1.


                        REDEMPTIONS AND PURCHASES IN KIND

Each Trust, on behalf of its respective Fund, and the Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing its net asset value as the case may be (a redemption in kind). If payment is made to a Portfolio shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. Each Trust, on behalf of its respective Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or Portfolio, as the case may be, at the beginning of the period.

The Fund has agreed to make a redemption in kind to the Fund whenever the Portfolio wishes to make a redemption in kind and therefore shareholders of the Portfolio that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trusts that the Portfolio will not redeem in kind except in circumstances in which the Portfolio is permitted to redeem in kind or unless requested by the Portfolio.

Each investor in a Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.


The Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Portfolio receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must:
(i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares. Each Fund and the Portfolio reserve the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or the Portfolio.


                         TRADING IN NON-U.S. SECURITIES

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Portfolios value non-U.S. securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, non-U.S. securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                               PURCHASE OF SHARES

Shares of the Funds are distributed by ICC Distributors Inc. ("ICCD"), the Distributor. The Funds offer six classes of shares, Investment, Institutional Class I, Institutional Class II, as well as Class A, B and C Shares. General Information on how to buy shares of the Funds are set forth in the section entitled "Buying and Selling Fund Shares" in the Funds prospectuses. The following supplements that information.

Investors may invest in the Institutional Class I and Institutional Class II by setting up an account directly with the Fund's transfer agent or though an authorized service agent. Investors may invest in the Investment Class through an authorized service agent. Investors may invest in International Equity Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Investment Class, Institutional Class I, Institutional Class II, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Funds' behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.


Investors who establish shareholder accounts directly with the Funds' transfer agent should submit purchase and redemption orders as described in the Prospectuses. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value (plus or minus any applicable sales charge) next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value (plus or minus any applicable sales charge). For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
Time) and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.


A Service Agent or the Trust may on at least 60 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o    Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o    The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to the Fund account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                     MANAGEMENT OF THE TRUSTS AND PORTFOLIO

TRUSTEES AND OFFICERS


The overall business and affairs of each Trust and the Portfolio are managed by their respective Board of Trustees. The Boards approve all significant agreements between the Trusts/Portfolio and persons or companies furnishing services to the Funds/Portfolio, including the Funds'/Portfolio's agreements with its investment advisor, distributor, custodian and transfer agent. The Boards of Trustees and the executive officers are responsible for managing the Funds'/Portfolio's affairs and for exercising the Funds'/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of each Trust's and the Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust or Portfolio (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds'/Portfolio's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.



                  INFORMATION CONCERNING TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

NAME, BIRTH DATE AND POSITION  BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5       NUMBER OF FUNDS
WITH EACH TRUST AND THE        YEARS                                                         IN THE FUND
PORTFOLIO                                                                                    COMPLEX
                                                                                             OVERSEEN BY
                                                                                             TRUSTEE 1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Independent Trustees

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Charles P. Biggar              Retired (since 1987); formerly Vice President,                27
10/13/30                       International Business Machines ('IBM') (1975-1978) and
Trustee of BT Investment       President, National Services and the Field Engineering
Funds since 1999; BT           Divisions of IBM (1976-1987).
Institutional Funds
since 1990; and
International Equity
Portfolio since 1991.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

S. Leland Dill                 Trustee, Phoenix Zweig Series Trust (since September          27
3/28/30                        1989); Trustee, Phoenix Euclid Market Neutral Fund
Trustee BT Investment Funds    (since May 1998); Retired (since 1986); formerly
since 1986; BT Institutional   Partner, KPMG Peat Marwick (June 1956-June 1986);
Funds since 1999; and          Director, Vintners International Company Inc. (June
International Equity           1989-May 1992); Director, Coutts (USA) International
Portfolio since 1991.          (January 1992-March 2000); Director, Coutts Trust
                               Holdings Ltd., Director, Coutts Group (March 1991-March
                               1999); General Partner, Pemco (June 1979-June 1986).
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Martin J. Gruber               Nomura Professor of Finance, Leonard N. Stern School of       27
7/15/37                        Business, New York University (since 1964); Trustee,
Trustee BT Investment Funds    CREF (since 2000); Director, S.G. Cowen Mutual Funds
since 1999; BT Institutional   (since 1985); Director, Japan Equity Fund, Inc. (since
Funds since 1999; and          1992); Director, Thai Capital Fund, Inc. (since 2000);
International Equity           Director, Singapore Fund, Inc. (since 2000).
Portfolio since 1999.


------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

NAME, BIRTH DATE AND POSITION  BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5       NUMBER OF FUNDS
WITH EACH TRUST AND THE        YEARS                                                         IN THE FUND
PORTFOLIO                                                                                    COMPLEX
                                                                                             OVERSEEN BY
                                                                                             TRUSTEE 1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Richard J. Herring             Jacob Safra Professor of International Banking and            27
2/18/46                        Professor, Finance Department, The Wharton School,
Trustee BT Investment Funds    University of Pennsylvania (since 1972); Director,
since 1999; BT Institutional   Lauder Institute of International Management Studies
Funds since 1990; and          (since 2000); Co-Director, Wharton Financial
International Equity           Institutions Center (since 2000).
Portfolio since 1999.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Bruce E. Langton               Formerly Assistant Treasurer of IBM Corporation (until        27
May 10, 1931                   1986); Trustee and Member, Investment Operations
Trustee BT Investment Funds    Committee, Allmerica Financial Mutual Funds (1992 to
since 1999; BT Institutional   2001); Member, Investment Committee, Unilever US
Funds since 1990; and          Pension and Thrift Plans (1989 to 2001)2; Retired
International Equity           (since 1987); Director, TWA Pilots Directed Account
Portfolio since 1999.          Plan and 401(k) Plan (1988 to 2000).
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

NAME, BIRTH DATE AND POSITION  BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5       NUMBER OF FUNDS
WITH EACH TRUST AND THE        YEARS                                                         IN THE FUND
PORTFOLIO                                                                                    COMPLEX
                                                                                             OVERSEEN BY
                                                                                             TRUSTEE 1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.           Principal, Philip Saunders Associates (Economic and           27
10/11/35                       Financial Consulting) (since 1998); former Director,
Trustee BT Investment Funds    Financial Industry Consulting, Wolf & Company
since 1986; BT Institutional   (1987-1988); President, John Hancock Home Mortgage
Funds since 1999; and          Corporation (1984-1986); Senior Vice President of
International Equity           Treasury and Financial Services, John Hancock Mutual
Portfolio since 1991.          Life Insurance Company, Inc. (1982-1986).

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Harry Van Benschoten           Retired (since 1987); Corporate Vice President, Newmont       27
2/18/28                        Mining Corporation (prior to 1987); Director, Canada
Trustee BT Investment Funds    Life Insurance Corporation of New York (since 1987).
since 1999; BT Institutional
Funds since 1999; and
International Equity
Portfolio since 1999.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

NAME, BIRTH DATE AND POSITION  BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5       NUMBER OF FUNDS
WITH EACH TRUST AND THE        YEARS                                                         IN THE FUND
PORTFOLIO                                                                                    COMPLEX
                                                                                             OVERSEEN BY
                                                                                             TRUSTEE 1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Interested Trustee

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Richard T. Hale 3              Managing Director, Deutsche Banc Alex. Brown Inc.             27
7/17/45                        (formerly DB Alex. Brown LLC) and Deutsche Asset
Trustee BT Investment Funds    Management Americas (1999 to present); Director and
since 1999; BT Institutional   President, Investment Company Capital Corp. (registered
Funds since 1999; and          investment advisor) (1996 to present).
International Equity           Director/Trustee and President, Deutsche Asset
Portfolio since 1999.          Management Mutual Funds (1989 to present); Director,
                               Deutsche Global Funds, Ltd. (2000 to present);
                               Director, CABEI Fund (2000 to present); Director, North
                               American Income Fund (2000 to present); Vice President,
                               Deutsche Asset Management, Inc. (2000 to present).
                               Chartered Financial Analyst.  Formerly, Director, ISI
                               Family of Funds.

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Officers

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Richard T. Hale                See information provided under Interested Trustees.
President
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch               Director, Deutsche Asset Management (1999 to present).
3/27/54                        Formerly, Principal, BT Alex. Brown Incorporated,
Vice President/                (Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant
Secretary                      General Counsel, United States Securities and Exchange
                               Commission, 1993-1998.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Charles A. Rizzo               Director, Deutsche Asset Management (April 2000 to
8/5/57                         present); Certified Public Accountant; Certified
Treasurer                      Management Accountant.  Formerly, Vice President and
                               Department Head, BT Alex. Brown Incorporated (Deutsche
                               Banc Alex. Brown Inc.), 1998-1999; Senior Manager,
                               Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP),
                               1993-1998.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

NAME, BIRTH DATE AND POSITION  BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5       NUMBER OF FUNDS
WITH EACH TRUST AND THE        YEARS                                                         IN THE FUND
PORTFOLIO                                                                                    COMPLEX
                                                                                             OVERSEEN BY
                                                                                             TRUSTEE 1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Amy Olmert                     Director, Deutsche Asset Management (formerly BT. Alex.
5/14/63                        Brown Inc.) ;(January 1999 to present); Certified
Assistant Treasurer            Public Accountant (1989 to present).  Formerly, Vice
                               President, BT Alex. Brown Incorporated, (Deutsche Banc
                               Alex. Brown Inc.), (1997-1999); Senior Manager
                               (1992-1997), Coopers & Lybrand L.L.P.
                               (PricewaterhouseCoopers LLP), (1988-1992).
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


----------------
1. As of December 31, 2001 the total number of Funds in the Deutsche Asset Management Fund Complex (the "Fund Complex") is 70.
2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
3. Messr. Hale is a trustees who is an 'Interested Person' within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Portfolio's investment advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.


TRUSTEE OWNERSHIP IN THE FUNDS
-------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------------------- -----------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          OWNERSHIP AS OF DECEMBER 31, 2001
                                      DOLLAR RANGE OF BENEFICIAL          IN ALL FUNDS OVERSEEN BY TRUSTEE
TRUSTEE                               OWNERSHIP IN THE FUND(S)1           IN THE FUND COMPLEX 2
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Independent Trustees

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Charles P. Biggar                     None                                None
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
S. Leland Dill                        None                                $50,001-$100,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Martin J. Gruber                      None                                None
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard J. Herring                    None                                $50,001-$100,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Bruce E. Langton                      $50,001-$100,000                    Over $100,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Philip Saunders, Jr.                  None                                $10,001-$50,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Harry Van Benschoten                  None                                None
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Interested Trustee

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

Richard T. Hale                       None                                Over $100,000

------------------------------------- ----------------------------------- -----------------------------------


1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities.
     The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,001.
2.   The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,001. The funds overseen by the trustees in the Fund Complex consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund(s) and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s) (including Deutsche Bank AG).

------------------------------- ---------------------- --------------- ----------- -------------- ---------------
                                                                                   Value of       Percent of
                                                                                   Securities     Class on an
                                Owner and                                          on an          Aggregate
                                Relationship to                        Title of    Aggregate      Basis
Trustee                         Trustee                Company*        Class       Basis

------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Charles P. Biggar               N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
S. Leland Dill                  N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Martin J. Gruber                N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Richard J. Herring              N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Bruce E. Langton                N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Philip Saunders, Jr.            N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Harry Van Benschoten            N/A
------------------------------- ---------------------- --------------- ----------- -------------- ---------------

*(describe the company's relationship with the Funds' investment advisor or underwriter)

                                                     TRUSTEE COMPENSATION TABLE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Trustee                                          Aggregate
                          Aggregate              Compensation            Aggregate              Total Compensation
                          Compensation from BT   from BT Institutional   Compensation           from
                          Investment Funds*      Funds**                 From Portfolio***      Fund Complex***
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Charles P.  Biggar        $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
S. Leland Dill            $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Martin J. Gruber          $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Richard J.  Herring       $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Bruce E.  Langton         $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Philip Saunders, Jr.      $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Harry Van Benschoten      $15,307.54             $10,208.10              $1,276.02              $57,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

* The information provided is for the BT Investment Funds, which comprises 13 funds, for the year ended October 31, 2001.

** The information provided is for the BT Institutional Funds, which is comprised of eight funds, for the year ended October 31, 2001.

***  For the year ended October 31, 2001.

As of February 1, 2002, the Trustees and officers of each Trust and the Portfolio owned in the aggregate less than 1% of the shares of the relevant Portfolio or Trust (all series taken together).

As of February 1, 2002, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OUTSTANDING SHARES
                                                                                                OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
International Equity Fund - Class A   Cuper & Co                                                10.23%
Shares                                A Nominee Partnership
                                      C/O Salisbury Bank & Trust Co
                                      PO Box 1868
                                      Lakeville CT 06039-1868
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Prudential Securities Inc. FBO                            9.68%
                                      Bishop Institutional Advisors LLC
                                      48 Pear Ln
                                      Greenwich CT 06830-7053
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            7.05%
                                      FBO 201-16294-13
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            6.26%
                                      FBO 201-16298-19
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OUTSTANDING SHARES
                                                                                                OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
International Equity Fund - Class B   Bear Stearns Securities Corp                              10.02%
Shares                                FBO 784-14377-13
                                      1 Metrotech Ctr N
                                      Brooklyn NY 11201-3870
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Dean Witter Reynolds Cust for                             6.57%
                                      Joel D Rossi
                                      PO Box 250
                                      New York NY 10008-0250
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Mercury & Co Cust                                         5.90%
                                      FBO Steven Agresta &
                                      Jennifer Newton A/C #368114471 CO
                                      Investors Bank & Trust PO Box 9130 FPG90
                                      Boston MA 02117-9130

------------------------------------- --------------------------------------------------------- ----------------------

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OUTSTANDING SHARES
                                                                                                OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
International Equity Fund - Class C   Deutsche Banc Alex. Brown Inc.                            10.41%
Shares                                FBO 223-83072-15
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            7.70%
                                      FBO 223-22082-11
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            7.17%
                                      FBO 201-18939-10
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            6.93%
                                      FBO 223-13301-15
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            6.62%
                                      FBO 231-38174-19
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            5.96%
                                      FBO 222-08951-10
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Deutsche Banc Alex. Brown Inc.                            5.58%
                                      FBO 223-22180-12
                                      PO Box 1346
                                      Baltimore MD 21203-1346
------------------------------------- --------------------------------------------------------- ----------------------

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OUTSTANDING SHARES
                                                                                                OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
International Equity Fund -           Charles Schwab & Co., Omnibus Account Reinvest, Attn:     31.65%
Investment Class                      Mutual Fund Acct. Mgmt Team, 101 Montgomery St., San
                                      Francisco, CA 94104-4122
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      National Financial Services Corporation for Exclusive     5.56%
                                      Benefit of our Customers, Attn: Mutual Funds, PO Box
                                      3908, Church Street Station, New York, NY 10008-3908

------------------------------------- --------------------------------------------------------- ----------------------




------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OUTSTANDING SHARES
                                                                                                OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
International Equity Fund -           Citizens Bank, c/o Trust Operation - 332021, 101 N.       12.52%
Institutional Class I                 Washington Ave., Saginaw, MI 48607-1206
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      MAC & Co                                                  12.35%
                                      A/C PTHF3332012
                                      Mutual Fund Operations
                                      PO Box 3198
                                      Pittsburgh PA 15230-3198
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Rochester Institute of Technology, Cindy Podvin, George   10.40%
                                      Eastman Building, 7 Lomb Memorial Drive, Rochester, NY
                                      14623-5603
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Bear Stearns Securities Corp.                             5.62%
                                      FBO 102-22352-28
                                      Metrotech Center North
                                      Brooklyn NY 11201-3870
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      Trustees of Phillips Academy, 180 Main Street, Andover,   5.42%
                                      MA 01810-4161

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OUTSTANDING SHARES
                                                                                                OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
                                      McWood & Co Cust                                          5.40%
                                      PO Box 29522
                                      Raleigh NC 27626-0522
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------
International Equity Fund -           Charles Schwab & Co., Omnibus Account Reinvest, Attn:     71.66%
Institutional Class II                Mutual Fund Acct. Mgmt Team, 101 Montgomery St., 333-8,
                                      San Francisco, CA 94104-4122
------------------------------------- --------------------------------------------------------- ----------------------



As of February 1, 2002, the following shareholder of record owned 25% or more of the voting securities of the International Equity Fund Investment Class and, therefore, may be deemed to control the Class and be able to affect the outcome of certain matters presented for a vote of its shareholders: Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt Team, 101 Montgomery St., San Francisco, CA 94104-4122.

As of February 1, 2002, the following shareholder of record owned 25% or more of the voting securities of the International Equity Fund Institutional Class II, and, therefore, may be deemed to control the Class and be able to affect the outcome of certain matters presented for a vote of its shareholders: Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt Team, 101 Montgomery St., 333-8, San Francisco, CA 94104-4122.






INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES


The Board of Trustees of the Trust and Portfolio met 4 times during the fiscal year ended October 31, 2001 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Messrs. Biggar, Dill, Gruber, Herring, Langton, Saunders and Van Benschoten, comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Trustees. The Trusts and Portfolio have an Audit Committee consisting of Messrs. Biggar, Dill, Gruber, Herring, Langton, Saunders and Van Benschoten. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Dill serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2001, the Audit Committee met 4 times. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio and

Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds'/Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds/Portfolio, its investment advisor and affiliates by the independent public accountants.


The Nominating Committee, which meets when necessary, consists of Messrs. Biggar, Dill, Gruber, Herring, Langton, Saunders and Van Benschoten. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee did not meet during the fiscal year ended October 31, 2001.


                                 CODE OF ETHICS


The Boards of Trustees of each Trust, on behalf of its respective Fund, and the Portfolio have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics specifies that Access Persons of the Fund or Portfolio who are subject to Codes of Ethics adopted by their employers may comply with their employer's Code in lieu of the Fund's or Portfolio's Code if such Code has been approved by the Board of Trustees. As a result, the Fund's/Portfolio's Code permits Fund/Portfolio personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's/Portfolio's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund/Portfolio in the same security, and other restrictions which are imposed by the Codes of Ethics of the Advisor and distributor. The Portfolio's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Advisor and Administrator have also adopted Codes of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but requires compliance with the Codes' pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. The Advisor's and Administrator's Codes prohibit participation in all initial public offerings. The Codes requires prior approval for purchases of securities in private placements.


The Trust's principal underwriter, ICC Distributors, Inc., are not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.



                     INVESTMENT ADVISORY AND OTHER SERVICES


Each Trust has not retained the services of an investment advisor since the Trusts seeks to achieve the investment objectives of the Funds by investing all the assets of the Funds in the Portfolio.

Deutsche Asset Management, Inc. ("DeAM, Inc."), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of a management contract (the "Management Contract"). Pursuant to the Management Contract, the Advisor supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor.

Under the Management Contract, the Advisor receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Portfolio.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.


For the period March 8, 2001 to October 31, 2001, DeAM, Inc. earned $7,947,628 as compensation for investment advisory services provided to the Portfolio. During this period, DeAM, Inc. reimbursed $1,183,115 to the Portfolio to cover expenses.

For the period November 1, 2000 to March 7, 2001, Bankers Trust earned $6,198,812 as compensation for investment advisory services provided to the Portfolio. During this period, Bankers Trust reimbursed $1,063,976 to the Portfolio to cover expenses.


For the fiscal year ended October 31, 2000, the period October 1, 1999 to October 31, 1999, and the fiscal year ended September 30, 1999, Bankers Trust earned $23,413,787, $1,609,018, and $16,908,174, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $3,779,381, $313,923, and $2,574,517, respectively, to the Portfolio to cover expenses.


The Management Contract between DeAM, Inc. and the Portfolio was approved by a vote of the Portfolio's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of the Portfolio. In approving the continuation of the Portfolio's investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Portfolio and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Portfolio's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of advisory agreement was in the best interests of the Portfolio and its shareholders. The Management Contract is terminable by vote of the Board of Trustees, or, with respect to the Portfolio, by the holders of a majority of the outstanding shares of the Portfolio, at any time without penalty on 60 days' written notice to the Advisor. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Portfolio. The Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

The Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Advisor's obligations under the Management Contract with the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Portfolio and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on the Portfolio's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Portfolio is concerned. However, it is the judgment of the Board that the desirability of continuing the Portfolio's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions and Brokerage Commissions."

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets for various individual and institutional accounts, including The SMALLCap Fund, Inc.
(TM), a registered, closed-end investment company for which it acts as investment advisor.

                                  ADMINISTRATOR



Under its Administration Agreement with each Trust, the Advisor calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for BT Investment Funds, on behalf of International Equity Fund - Investment Class, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration and Services Agreement provides for BT Investment Funds, on behalf of International Equity Fund - Class A, B and C Shares, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for BT Institutional, on behalf of the International Equity Fund - Institutional Class I, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.40% of the average daily net assets of the Fund. The Administration Agreement provides for BT Institutional, on behalf of the International Equity Fund - Institutional Class II, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.70% of the average daily net assets of the Fund. The Administration Agreement provides for the Portfolio to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio.

Under the Administration Agreements, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of each Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. ICCC will generally assist in all aspects of each Fund and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Boards of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the period June 29, 2001 to October 31, 2001, ICCC earned $33,722 in compensation for administrative and other services provided to the International Equity Fund - Class A, B and C Shares. During this period, ICCC reimbursed $4,621 to cover expenses.


For the period July 1, 2001 to October 31, 2001, ICCC earned $3,062,654 in compensation for administrative and other services provided to the International Equity Fund - Investment Class. During this period, ICCC reimbursed $432,353 to cover expenses.

For the period November 1, 2000 to June 30, 2001, Bankers Trust earned $9,356,646 in compensation for administrative and other services provided to the International Equity Fund - Investment Class. During this period, Bankers Trust reimbursed $594,943 to cover expenses.


For the fiscal year ended October 31, 2000, the period October 1, 1999 to October 31, 1999, and for the fiscal years ended September 30, 1999, Bankers Trust earned $19,983,674, $1,352,481, and $14,725,503, respectively, in compensation for administrative and other services provided to the International Equity Fund - Investment Class. During the same periods, Bankers Trust reimbursed $1,551,972, $104,676, and $1,056,985, respectively, to cover expenses.


For the period July 1, 2001 to October 31, 2001, ICCC earned $842,186 in compensation for administrative and other services provided to the International Equity Portfolio. For the period November 1, 2000 to June 30, 2001, Bankers Trust earned $2,458,914 in compensation for administrative and other services provided to the International Equity Portfolio.


For the fiscal year ended October 31, 2000, the period October 1, 1999 to October 31, 1999, and for the fiscal year ended September 30, 1999, Bankers Trust received $5,427,579, $373,616, and $3,932,321, respectively, in compensation for administrative and other services provided to International Equity Portfolio.

For the period July 1, 2001 to October 31, 2001, ICCC earned $589,446 in compensation for administrative and other services provided to Institutional Class I shares of the Fund. During this period, ICCC reimbursed $299,171 to cover expenses.

For the period November 1, 2000 to June 30, 2001, Bankers Trust earned $1,485,164 in compensation for administrative and other services provided to Institutional Class I shares of the Fund. During this period, Bankers Trust reimbursed $561,041 to cover expenses.

For the fiscal year ended October 31, 2000, the period October 1, 1999 to October 31, 1999, for the fiscal year ended September 30, 1999, Bankers Trust received $3,986,736, $295,549, and $3,108,094, respectively, in compensation for administrative and other services provided to Institutional Class I shares of the Fund. For the same period, Bankers Trust reimbursed $1,713,912, $118,463, and $1,221,608, respectively, to Institutional Class I shares of the Fund to cover expenses.

For the period July 1, 2001 to October 31, 2001, ICCC earned $338,187 in compensation for administrative and other services provided to Institutional Class II shares of the Fund. During this period, ICCC reimbursed $102,516 to cover expenses.

For the period November 1, 2000 to June 30, 2001, Bankers Trust earned $1,058,221 in compensation for administrative and other services provided to Institutional Class II shares of the Fund. During this period, Bankers Trust reimbursed $232,958 to cover expenses.

For the fiscal year ended October 31, 2000, the period October 1, 1999 to October 31, 1999, for the fiscal year ended September 30, 1999, Bankers Trust received $1,622,658, $90,992, and $561,864, respectively, in compensation for administrative and other services provided to Institutional Class II shares of the Fund. For the same period, Bankers Trust reimbursed $446,477, $23,254, and $172,319, respectively, to Institutional Class II shares of the Fund to cover expenses.


                                   DISTRIBUTOR


ICC Distributors is the principal distributor for shares of the Funds. ICC Distributors is a registered broker/dealer and is unaffiliated with the Advisor and the Administrator. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101. In addition to ICC Distributors' duties as Distributor, ICC Distributors and its affiliates may, in their discretion, perform additional functions in connection with transactions in the shares of the Funds.


                             CLASS A, B AND C SHARES


With respect to the Class A, B and C Shares, these Classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICCD will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, ICCD receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, ICCD expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, ICCD receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, ICCD receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.) International Equity Class A, B and C Shares were offered for the first time with the Statement of Additional Information and Prospectus dated June 29, 2001. The Distributor received the following fees for the fiscal year ended October 31, 2001:

---------------------------------------- -----------------------------------------------------------------------------

International Equity Fund                                         For the fiscal year ended
                                                                      October 31, 2001*

---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------
Fees

---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------
12b-1 Fee - Class A Shares               $8,578
---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------

12b-1 Fee and Shareholder Servicing      $1,448
Fee - Class B Shares

---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------

12b-1 Fee and Shareholder Servicing      $2,667
Fee - Class C Shares

---------------------------------------- -----------------------------------------------------------------------------

*For the fiscal period June 29, 2001 (commencement of operations) - October 31, 2001.


Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The Fund has adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, the Fund pays a fee to ICCD for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICCD is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Trustees or by a vote of a majority of the Fund 's outstanding Shares (as defined under "Capital Stock").

During the continuance of the Plans, the Fund 's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICCD pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund 's Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICCD under the Plans. Payments under the Plans are made as described above regardless of ICCD' actual cost of providing distribution services and may be used to pay ICCD' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICCD. The Plans do not provide for any charges to the Fund for excess amounts expended by ICCD and, if any of the Plans is terminated in accordance with its terms, the Fund to make payments to ICCD pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICCD pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                                  SERVICE AGENT

The Administrator acts as a Service Agent pursuant to its Administration Agreement with each Trust and receives no additional compensation from a Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Administrator from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding a Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to a Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration Agreements with the Administrator, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          CUSTODIAN AND TRANSFER AGENT


Bankers Trust, c/o BTNY Services, Inc. 100 Plaza One, Jersey City, New Jersey 07311, serves as Custodian for the Trust and for the Portfolio pursuant to the custody agreements. As

Custodian, it holds each Fund's and the Portfolio's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act. ICCC serves as transfer agent of the Trust and of the Portfolio pursuant to the respective Administration Agreement. For such services, ICCC receives monthly fees from the Funds and the Portfolio, which are included in the administrative services fees discussed above. Under its transfer agency agreement with each Trust, ICCC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trusts and causes to be distributed any dividends and distributions payable by the Trusts. Bankers Trust and ICCC may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses.


                                    EXPENSES


Each Fund bears its own expenses. Operating expenses for a Fund generally consist of all costs not specifically borne by the Advisor, Administrator or ICC Distributors, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Advisor, Administrator or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trusts and the Portfolio and from time to time provides certain legal services to Deutsche Bank AG and its affiliates.
PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201 has been selected as Independent Accountants for the Funds and the Portfolio.

                            ORGANIZATION OF THE TRUST

BT Investment Funds was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988. BT Institutional Funds was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts.

Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of its respective Trust. Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. BT Investment Funds consists of 15 separate series, including International Equity Fund, which offers the Class A, B and C Shares and the Investment Class. BT Institutional Funds consists of eight separate series, including the International Equity Fund, which offers the Institutional Class I and Institutional Class II. The shares of the other series of a Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series - no series of shares has any preference over any other series. A Trust may create and reserves the right to issue additional series of shares, and more than one class of shares of a Fund. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Each Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of a Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declaration of Trust provides for indemnification from a Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of a Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Portfolio is a New York trust. The Portfolio, in which all the assets of the Funds will be invested, was organized as a master trust fund under the laws of the State of New York. The Declaration of Trust of the Portfolio provides that each Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trusts believe that neither a Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever a Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustee of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Each Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders and mail proxy materials when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. These meetings may be called to elect or remove trustees, ratify the selection of independent accountants, change fundamental policies, approve a Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Portfolio, shareholders of that Fund would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Whenever a Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Portfolio if the proposal is one, if which made with respect to the Portfolio, would not require the vote of shareholders of the Portfolio as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Portfolio and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of all its shares at the Portfolio meeting. Other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on trust matters that do not affect the Fund. All series of a Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in a Trust will not be involved in any vote involving the Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

                                    TAXATION

                              TAXATION OF THE FUND

The following is only a summary of certain tax considerations generally affecting each Trust and Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund. A Fund's shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                                  DISTRIBUTIONS

A Fund distributes substantially all of its net income and capital gains to shareholders each year. A Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a Fund at net asset value.

A Fund intends to qualify as a regulated investment company, as defined in the Code. Provided a Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from a Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. A Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. A Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, a Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                               NON-U.S. SECURITIES

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the corresponding Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the corresponding Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of non-U.S. securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                            FOREIGN WITHHOLDING TAXES

Income received by the Portfolio from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries.

                            TAXATION OF THE PORTFOLIO

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 SALE OF SHARES

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of a Fund shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, a Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                               BACKUP WITHHOLDING

A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to report fully dividend or interest income, or fail to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," or who have been notified by the Internal Revenue Service that they are subject to backup withholding. An individual's taxpayer identification number is his or her social security number. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                                 OTHER TAXATION

Each Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by a Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                              FINANCIAL STATEMENTS


The financial statements for each Fund and the Portfolio for the period ended October 31, 2001, are incorporated herein by reference to the Annual Reports to shareholders for the Fund dated October 31, 2001. A copy of each Fund's Annual Report may be obtained without charge by contacting the Service Center at 1-800-730-1313.

                                    APPENDIX

                        BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

            MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

--Leading market positions in well established industries.

--High rates of return on funds employed.

--Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

                                Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

           STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

                                Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                          FITCH INVESTORS SERVICE, INC.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                           DUFF & PHELPS BOND RATINGS

                                Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                High Yield Grade

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

               DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

                              Category 1: Top Grade

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                             Category 2: Good Grade

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                         Category 3: Satisfactory Grade

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------
         Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Portfolio is dependent on the investment adviser's or investment sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

NOTE:
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

                       STATEMENT OF ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002

INVESTMENT ADVISOR OF THE PORTFOLIO
DEUTSCHE ASSET MANAGEMENT, INC.

280 Park Avenue
New York, NY  10017


ADMINISTRATOR OF THE PORTFOLIO

INVESTMENT COMPANY CAPITAL CORP.

One South Street
(Alex. Brown Building)
Baltimore, Maryland  21202



DISTRIBUTOR
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

CUSTODIAN

BANKERS TRUST COMPANY
c/o BTNY Services, Inc.
100 Plaza One
Jersey City, NJ  07311


TRANSFER AGENT
INVESTMENT COMPANY CAPITAL CORP
One South Street
(Alex. Brown Building)
Baltimore, Maryland  21202



INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

COUNSEL
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

         No person has been authorized to give any information or to make any representations other than those contained in a Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


CUSIP #   055922546
          055922538
          055922520
          055922868
          055924856
          055924849


IEFSAI (02/02)

                                                       Deutsche Asset Management






                                                  Mutual Fund
                                                    Prospectus
                                                         February 28, 2002

                                                         Class A, B and C Shares

Global Equity Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or adequacy
of this prospectus. Any representation to the contrary           A Member of the
is a criminal offense.]                            Deutsche Bank Group [GRAPHIC]

Overview
--------------------------------------------------------------------------------
of Global Equity Fund--Class A, B and C

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries, both inside and outside the United States.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in the stocks and other equity securities of companies in developed countries, both inside and outside the United States. In managing the Fund, we look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.
--------------------------------------------------------------------------------

Global Equity Fund--Class A, B and C

Overview of Global Equity Fund


Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Fees and Expenses of the Fund...............................................   6


A Detailed Look at Global Equity Fund


Objective...................................................................   8
Strategy....................................................................   8
Principal Investments.......................................................   8
Other Investments...........................................................   8
Investment Process..........................................................   8
Risks.......................................................................   9
Management of the Fund......................................................  10
Calculating the Fund's Share Price..........................................  12
Performance Information.....................................................  12
Dividends and Distributions.................................................  12
Tax Considerations..........................................................  12
Buying and Selling Fund Shares..............................................  13
Sales Charges...............................................................  14
How to Choose the Class That is Right for You...............................  16
Financial Highlights........................................................  18

--------------------------------------------------------------------------------

Overview of Global Equity Fund--Class A, B and C

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

.. Stocks that we have selected could perform poorly; or

.. The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

.. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

.. Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

.. The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

.. Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.
WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


This Prospectus describes Global Equity Fund Class A Shares, Class B Shares and Class C Shares. Each Class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See "Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund offers another class with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                               Overview of Global Equity Fund--Class A, B and C


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C Shares were first offered on March 30, 2001 and have less than a full calendar year of performance, the following bar chart shows the performance of the Fund's Institutional Class Shares for each full calendar year since the Fund began offering shares to the public on December 29, 2000.

The table compares these returns with the Morgan Stanley Capital International
(MSCI) World Index for the past year and since the Fund's inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
-------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweeden, Switzerland, and the United Kingdom.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.
/1/ MSCI Europe Index performance is calculated from December 31, 2000.
                                      rx

Year-By-Year Returns
(each full calendar year since inception)

                                    [CHART]

2001            (21.90)%

For the period shown in the bar chart, the highest return of the Institutional Class shares in any calendar quarter was 9.23% (fourth quarter 2001) and the lowest quarterly return for Institutional Class shares was -7.34% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.



 Performance for Periods Ended December 31, 2001

                             Average Annual Returns
                                    Since Inception
                      1 Year (December 29, 2000)/1/
  Institutional
   Class Return
   Before Taxes     (21.90)%               (21.81)%
 --------------------------------------------------
  Institutional
   Class Return
   After Taxes on
   Distributions    (21.88)%               (21.78)%
 --------------------------------------------------
  Institutional
   Class Return
   After Taxes on
   Distributions
   and Sale of
   Fund Shares      (13.27)%               (17.40)%
 --------------------------------------------------
  MSCI Europe
   Index (reflects
   no deduction
   for fees,
   expenses or
   taxes)           (16.82)%               (16.82)%
 --------------------------------------------------

-------------------------------------------------------------------------------

Overview of Global Equity Fund--Class A, B and C



FEES AND EXPENSES OF THE FUND

The Fees and Expenses tables to the right describe the fees and estimated expenses that you may pay if you buy and hold Class A, B and C Shares of the Global Equity Fund.
--------------------------------------------------------------------------------
/1/ Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See "Sales Charges-- Redemption Price.')
/2/ Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges' and "How to Choose the Class That is Right for You.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges--Redemption Price.')
/4/ Information is based on estimated amounts for the current fiscal year ending October 31, 2001.
/5/ The investment adviser and administrator have contractually agreed, for the 12 month period from Feb 28, 2001 to waive their fees or reimburse expenses so that total expenses will not exceed 1.40% for Class A Shares and 2.15% for Class B and C Shares. This waiver excludes 0.01% of interest charged on fund borrowings.

 Shareholder Fees
 (fees paid directly from your investment)

                    Class A     Class B     Class C
                     Shares      Shares      Shares
                    Initial    Deferred    Deferred
                      Sales       Sales       Sales
                     Charge      Charge      Charge

  Maximum Sales
   Charge (Load)
   Imposed on
   Purchases (as a
   percentage of
   offering price)    5.50%/1/     None        None
 -----------------------------------------------------
  Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   original
   purchase price
   or redemption
   proceeds,
   whichever is
   lower)             1.00%/1/    5.00%/2/    1.00%/3/
 -----------------------------------------------------


 Annual Fund Operating Expenses
 (expenses paid from Fund assets)

                         Percentage of Average
                              Daily Net Assets
                       Class A  Class B  Class C

  Management Fees        0.60%    0.60%    0.60%
 ------------------------------------------------
  Distribution and/or
   Service
   (12b-1) fees          0.25%    0.75%    0.75%
 ------------------------------------------------
  Other Expenses/4/
   (including a 0.25%
   shareholder
   servicing fee for
   Class B and Class
   C shares)             3.94%    4.19%    4.19%
 ------------------------------------------------
  Total Annual Fund
   Operating Expenses    4.79%    5.54%    5.54%
 ------------------------------------------------
  Less: Fee Waivers
   or Expense
   Reimbursements/5/    (3.38%)  (3.38%)  (3.38%)
 ------------------------------------------------
  Net Expenses           1.41%    2.16%    2.16%
 ------------------------------------------------

--------------------------------------------------------------------------------

                                Overview of Global Equity Fund--Class A, B and C


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See "Sales Charges') Long-term shareholders of the Fund may pay more than the the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Example/6/


 You would pay the following
 expenses if you redeemed your
 shares at the end of each period:

                  1 Year 3 Years 5 Years 10 Years

  Class A Shares    $686  $1,625  $2,569   $4,946
 ------------------------------------------------
  Class B Shares    $719  $1,652  $2,674   $5,018
 ------------------------------------------------
  Class C Shares    $319  $1,352  $2,474   $5,224
 ------------------------------------------------


 You would pay the following
 expenses if you did not redeem
 your shares:

                  1 Year 3 Years 5 Years 10 Years

  Class A Shares    $686  $1,625  $2,569   $4,946
 ------------------------------------------------
  Class B Shares    $219  $1,352  $2,474   $5,018
 ------------------------------------------------
  Class C Shares    $219  $1,352  $2,474   $5,224
 ------------------------------------------------


 /6/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Global Equity Fund--Class A, B and C

OBJECTIVE

The Fund seeks long-term capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies both within and outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as earnings per share and replacement value--the cost of replacing their physical assets at current prices. We further consider the relationship between these and other quantitative factors. Together, we believe these indicators of growth and value identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its total assets in the stocks and other equity securities of companies in developed countries, located both inside and outside the United States.


The Fund will invest in stocks and equity securities issued primarily in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States.

OTHER INVESTMENTS

The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. Under normal market conditions we do not consider this a central element of the Fund's strategy.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts, who challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

We believe strongly in fundamental analysis as a starting point to valuing a company. Emphasis is placed on visiting companies and in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services. Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments that may not be appropriately priced by the market due to changes in legislation, technological developments, industry rationalization or other structural shifts that have created potential opportunities that the market has not yet discovered.

In choosing the stocks, we consider a number of factors, including:

.. stock price relative to the company's rate of earnings growth;

.. valuation relative to other US and international companies and market averages;

.. the impact of currency on company earnings prospects;

.. merger and acquisition trends; and

.. trends related to the impact of the European currency, the euro, on the financial, marketing and distribution strategies of European companies.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in US or foreign government money market investments, or other bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.
--------------------------------------------------------------------------------

                         A Detailed Look at Global Equity Fund--Class A, B and C



Though the Fund intends to diversify its investments across different countries, the Fund may invest a significant part of its assets in a single country. The Fund may invest in companies of any size, although many of its investments will be in large- and mid-capitalization companies.


RISKS

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

.. its rate of price appreciation begins to trail that of its national stock index;

.. the financial analysts who follow the stock reduce their estimates of the stock's future earnings; or

.. the stock's price approaches the downside target, which is adjusted to keep pace with changes in company, industry and market circumstances.

In our review, we seek to determine if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons, including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

.. Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

.. Liquidity Risk. Stocks that trade infrequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions, in some instances, can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

.. Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk through Currency Management activities that limit Fund exposure by the use of hedging strategies for currencies that are likely to decline.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.
--------------------------------------------------------------------------------
Currency Management is used to offset investment risks ("hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at Global Equity Fund--Class A, B and C


Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of larger, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose additional risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. When circumstances adversely change, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we overestimate the value of the securities, you may end up paying too much when you purchase Fund shares. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are generally for hedging purposes. If the Fund invests in futures contracts, options and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

--------------------------------------------------------------------------------
Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.


MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.') with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.60% of the Fund's average daily net assets for its services in a fiscal year. The investment adviser may reimburse a portion of its fee during the period.


DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2000, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.
--------------------------------------------------------------------------------

                         A Detailed Look at Global Equity Fund--Class A, B and C


Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Robert Reiner, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

.. Joined Deutsche Asset Management in 1994

.. Specializes in Japanese, European and US stock market analysis


.. 20 years of investment industry experience, including nine years with Standard & Poor's


.. Degrees from the University of Southern California and Harvard University

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

.. Joined Deutsche Asset Management in 1993

.. Portfolio manager with primary focus on European markets and Senior Analyst covering global telecommunications and pulp & paper


.. Ten years of investment industry experience


.. BS from Cornell University

Vijay Kumar Chopra, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

.. Joined Deutsche Asset Management in 1994

.. Quantitative portfolio manager focusing on valuation models and top-down analysis


.. Eleven years of investment industry experience


.. Prior experience as portfolio manager at State Street Global Advisors and senior research analyst at Frank Russell Company

.. BTech from Indian Institute of Technology; MBA and PhD in finance from
  Vanderbilt University

Julie Wang, Director of Deutsche Asset Management and Co-Manager of the Fund.

.. Joined Deutsche Asset Management in 1994


.. 15 years of investment industry experience


.. Generalist portfolio manager with prior experience in Asia-Pacific, emerging markets and U.S. investment analysis

.. BA in economics from Yale University, MBA from The Wharton School, University of Pennsylvania

Organizational Structure. The Fund is organized as a series of an open-end investment company, which is organized as a Massachusetts business trust. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Trustees, the Fund may be reorganized into a master-feeder structure. The Fund would then become a "feeder fund' investing all of its assets in a corresponding "Master Portfolio.' Should the Trustees approve a reorganization, the Fund and the Master Portfolio would have the same investment objective.


Other Services. Investment Company Capital Corp. ("ICCC") provides administrative services for the Fund. In addition, either ICCC or your broker or financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


.. keeping accurate, up-to-date records for your individual Fund account;

.. implementing any changes you wish to make in your account information;

.. processing your requests for cash dividends and distributions from the Fund;

.. answering your questions on the Fund's investment performance or administration;

.. sending proxy reports and updated prospectus information to you; and

.. collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, broker-dealer or other institution that has a subshareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements. These services include cash management or special trust or retirement-investment reporting.
--------------------------------------------------------------------------------

A Detailed Look at Global Equity Fund--Class A, B and C


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The price you pay when you buy shares or receive when you redeem shares is the NAV plus any applicable sales charge. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

The formula for calculating the Fund's net asset value calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves-- and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the net asset value of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial adviser forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.
-------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther
King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute, to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay US Federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:


  Transaction          Tax Status

  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.


  Transaction            Tax Status

  Your sale of shares    Capital gains or
  owned more than one    losses
  year
 ----------------------------------------
  Your sale of shares    Ordinary income
  owned for one year or
  less
 ----------------------------------------
  Long-term capital      Gains treated as
  gains distributions    ordinary
                         income; losses
                         subject
                         to special rules
 ----------------------------------------

-------------------------------------------------------------------------------

                         A Detailed Look at Global Equity Fund--Class A, B and C


You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult with your tax advisor before investing.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone           1-800-730-1313
By mail            P.O. Box 219210
                   Kansas City, MO 64121-9210
By overnight mail  210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716


Our representatives are available to assist you personally Monday through Friday, 8:30 am to 7:00 pm, Eastern time, each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.


To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed account application) directly to the Fund.

Defined contribution plans with assets of $75 million or more may not purchase Class A shares.

Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments

Initial Investment in Class A, B, or C shares                           $2,000
Subsequent Investments                                                  $  100
IRA account, Initial Investment                                         $1,000
Initial Investment for shareholders of other Deutsche Asset Management
 Funds' Class A, B and C Shares                                         $  500
Automatic Investing Plan, Initial Investment                            $  250
 Weekly or monthly plan subsequent investments                          $  100
 Quarterly plan subsequent investments                                  $  250
 Annual plan subsequent investments                                     $  500
Minimum Investment For Qualified Retirement Plans (such as 401(k),
 pension, or profit sharing plans)                                      $    0
Account balance:
 Non-retirement account                                                 $  500
 An IRA account                                                         $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the investment minimum.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the account application or contact your service agent or the Service Center.

Automatic Investing Plan. You may elect to make a regular weekly, monthly, quarterly or semi-annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your service agent for details.

Please note that your account cannot become activated until we receive a completed account application via mail or fax.

How to Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact them for details on how to enter your
--------------------------------------------------------------------------------

A Detailed Look at Global Equity Fund--Class A, B and C

order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before they redeem your shares:

.. A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

.. If you are redeeming more than $50,000, a signature guarantee is required.
  You can obtain one from most banks or securities dealers.

.. Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your service agent or the Deutsche Asset Management Service Center for information on this plan.

If your shares are in an account with the Service Center, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Service Center on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time).

Telephone Transactions

You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A shares are subject to sales charges according to the following schedule:


                           Class A Sales
                        Charge as a % of
                                     Net Class B Class C
                       Offering   Amount   Sales   Sales
  Amount of Purchase      Price Invested  Charge  Charge
  Less than
   $50,000                5.50%    5.82%    None    None
 -------------------------------------------------------
  $   50,000-$ 99,999     4.50%    4.71%    None    None
 -------------------------------------------------------
  $  100,000-$249,999     3.50%    3.63%    None    None
 -------------------------------------------------------
  $  250,000-$499,999     2.50%    2.56%    None    None
 -------------------------------------------------------
  $  500,000-$999,999     2.00%    2.04%    None    None
 -------------------------------------------------------
  $1,000,000 and
   over                    None     None    None    None
 -------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A Share investments to determine whether you qualify for reduced sales
--------------------------------------------------------------------------------

                        A Detailed Look at Global Equity Fund--Class A, B and C

charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in Class A Shares of another Deutsche Asset Management fund for an investment in this Fund (see "Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Adviser, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

 (i) A qualified retirement plan;

 (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C Shares of Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Service Center, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Please note the following:

.. The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

.. You may make the exchange by phone, if your account has the exchange by phone feature or by letter.

.. Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with lower deferred sales charge, your sales charge will not be reduced.

.. If you are maintaining a taxable account, you may have to pay taxes on the exchange.

.. You will receive a written confirmation of each transaction from the Service
  Center or your service agent.

.. Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.
-------------------------------------------------------------------------------

A Detailed Look at Global Equity Fund--Class A, B and C


Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.



                    Sales Charge as a Percentage of the
                      Dollar Amount Subject to Charge
  Years Since      (as % of the Lesser of Cost or Value)
  Purchase      Class A Shares  Class B Shares Class C Shares
  First                  1.00%*          5.00%          1.00%
 ------------------------------------------------------------
  Second                 1.00%*          4.00%           None
 ------------------------------------------------------------
  Third                   None           3.00%           None
 ------------------------------------------------------------
  Fourth                  None           3.00%           None
 ------------------------------------------------------------
  Fifth                   None           2.00%           None
 ------------------------------------------------------------
  Sixth                   None           1.00%           None
 ------------------------------------------------------------
  Thereafter              None            None           None
 ------------------------------------------------------------

 * You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.


Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

.. No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

.. If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

.. If you acquired your shares through an exchange of shares of another Deutsche
  Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

.. The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

 i. The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 ii. Either you or your representative notifies your service agent, or the Service Center that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your service agent has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more, you pay no sales charge if you redeem Class A Shares.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.
--------------------------------------------------------------------------------

                         A Detailed Look at Global Equity Fund--Class A, B and C


If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Investment Adviser may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

.. You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

.. After we or your service agent receives your order, you will buy or sell your shares at the next NAV calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

.. We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

.. The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

.. Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

.. We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

.. If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

.. We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

.. We issue share certificates only for Class A Shares and only upon request.

.. Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

.. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of the its shareholders. The Fund specifically reserves the right to refuse your order if it part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

.. We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed or when the Fund is not required to calculate a NAV for its shares.

.. Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

--------------------------------------------------------------------------------

A Detailed Look at Global Equity Fund--Class A, B and C


Because the Class A, B and C Shares do not have a full calendar year of performance. The table below provides a picture of the Fund's Institutional Class financial performance since its inception. The information selected reflects financial results for a single Institutional Class Share. The total returns in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                                         For the Period
                                                   December 29, 2000/1/
                                                                through
                                                       October 31, 2001
  Per share operating performance:
  Net asset value, beginning of period                           $10.00
 ---------------------------------------------------------------------------
  Income from investment operations:
  Net investment income                                            0.04
 ---------------------------------------------------------------------------
  Net realized and unrealized loss on investments
   and foreign currencies                                         (2.69)
 ---------------------------------------------------------------------------
  Net asset value, end of period                                 $ 7.35
 ---------------------------------------------------------------------------
  Total investment return/2/                                     (26.50)%/2/
 ---------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                       $3,677
 ---------------------------------------------------------------------------
  Ratios to average net assets:
  Net investment income                                            0.61%
 ---------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                    1.16%
 ---------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                    1.15%
 ---------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                    4.49%
 ---------------------------------------------------------------------------
  Portfolio turnover rate/5/                                        169%
 ---------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Annualized.

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated March 30, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


Global Equity Fund--Class A, B and C Shares                        CUSIP
BT Investment Funds                                             #055922579
                                                                 055922561

Distributed by:                                                  055922553
ICC Distributors, Inc.                                             1939PRO
Two Portland Square                                                (03/01)
Portland, ME 04101                                                811-4760

                                                       Deutsche Asset Management




                                          Mutual Fund
                                            Prospectus
                                                 February 28, 2002

                                                Institutional Class

Global Equity Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commmission nor has the Securities and
Exchange Commission passed upon the accuracy or
adequacy of this prospectus. Any representation to the           A Member of the
contrary is a criminal offense.]                   Deutsche Bank Group [GRAPHIC]

Overview
--------------------------------------------------------------------------------
of the Global Equity Fund--Institutional Class

Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries, both inside and outside the United States.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in the stocks and other equity securities of companies in developed countries, both inside and outside the United States. In managing the Fund, we look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.
--------------------------------------------------------------------------------

Global Equity Fund--Institutional Class

Overview of the Global Equity Fund


Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6


A Detailed Look at the Global Equity Fund


Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Other Investments...........................................................   7
Investment Process..........................................................   7
Risks.......................................................................   8
Management of the Fund......................................................   9
Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of the Global Equity Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

.. Stocks that we have selected could perform poorly; or

.. The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

.. adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

.. accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

.. the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors; or

.. foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.
WHO SHOULD CONSIDER INVESTING IN THE FUND

Global Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Global Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                         Overview of the Global Equity Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. The following bar chart shows the performance of the Fund's Institutional Class Shares for each full calendar year since the Fund began offering shares to the public on December 29, 2000.

The table compares these returns with the Morgan Stanley Capital International
(MSCI) World Index for the past year and since the Fund's inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

/1/MSCI Europe Index performance is calculated from December 31, 2000.


Year-By-Year Returns
(each full calendar year since inception)

                                    [CHART]

2001            (21.90)%

For the period shown in the bar chart, the highest return of the Institutional Class shares in any calendar quarter was 9.23% (fourth quarter 2001) and the lowest quarterly return for Institutional Class shares was -17.34% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2001

                             Average Annual Returns
                                    Since Inception
                      1 Year (December 29, 2000)/1/
  Institutional
   Class Return
   Before Taxes     (21.90)%               (21.81)%
 --------------------------------------------------
  Institutional
   Class Return
   After Taxes on
   Distributions    (21.88)%               (21.78)%
 --------------------------------------------------
  Institutional
   Class Return
   After Taxes on
   Distributions
   and Sale of
   Fund Shares      (13.27)%               (17.40)%
 --------------------------------------------------
  MSCI Europe
   Index (reflects
   no deduction
   for fees,
   expenses or
   taxes)           (16.82)%               (16.82)%
 --------------------------------------------------

--------------------------------------------------------------------------------

Overview of the Global Equity Fund--Institutional Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of Global Equity.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/Information is based on estimated amounts for the current fiscal year.


/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year-end of October 31, 2001, to waive their fees and reimburse expenses so that total expenses will not exceed 1.15%. This waiver excludes 0.01% of interest charged on fund borrowings.


/3/For the first year, the expense example takes into account fee waivers and reimbursements.
 Annual Fees and Expenses/1/

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.60%
 ---------------------------------------------------
  Distribution and
  Service (12b-1) Fees                      None
 ---------------------------------------------------

  Other Expenses                           3.89%
 ---------------------------------------------------
  Total Fund Operating
  Expenses                                 4.49%
 ---------------------------------------------------
  Less: Fee Waivers or
  Expense  Reimbursements                 (3.33%)/2/
 ---------------------------------------------------
  Net Expenses                             1.16%
 ---------------------------------------------------


 Expense Example

       1 Year/3/  3 Years 5 Years 10 Years

            $118  $1,055  $2,002   $4,412

 -----------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Global Equity Fund--Institutional Class

OBJECTIVE

The Fund seeks long-term capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies both within and outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as earnings per share and replacement value--the cost of replacing their physical assets at current prices. We further consider the relationship between these and other quantitative factors. Together, we believe these indicators of growth and value identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its total assets in the stocks and other equity securities of companies in developing countries, located both inside and outside the United States.


The Fund will invest in stocks and equity securities issued primarily in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States.

OTHER INVESTMENTS

The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. Under normal market conditions we do not consider this a central element of the Fund's strategy.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts, who challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

We believe strongly in fundamental analysis as a starting point to valuing a company. Emphasis is placed on visiting companies and in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services. Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments that may not be appropriately priced by the market due to changes in legislation, technological developments, industry rationalization or other structural shifts that have created potential opportunities that the market has not yet discovered.

In choosing the stocks, we consider a number of factors, including:

.. stock price relative to the company's rate of earnings growth;

.. valuation relative to other US and international companies and market averages;

.. the impact of currency on company earnings prospects;

.. merger and acquisition trends; and

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in US or foreign government money market investments, or other bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.
--------------------------------------------------------------------------------

A Detailed Look at the Global Equity Fund--Institutional Class


Though the Fund intends to diversify its investments across different countries, the Fund may invest a significant part of its assets in a single country. The Fund may invest in companies of any size, although many of its investments will be in large- and mid-capitalization companies.

RISKS

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

.. its rate of price appreciation begins to trail that of its national stock index;

.. the financial analysts who follow the stock reduce their estimates of the stock's future earnings; or

.. the stock's price approaches the downside target, which is adjusted to keep pace with changes in company, industry and market circumstances.

In our review, we seek to determine if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons, including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

.. Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

.. Liquidity Risk. Stocks that trade infrequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions, in some instances, can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

.. Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk through Currency Management activities that limit Fund exposure by the use of hedging strategies for currencies that are likely to decline.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.
--------------------------------------------------------------------------------
Currency Management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.
--------------------------------------------------------------------------------

                  A Detailed Look at the Global Equity Fund--Institutional Class


Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of larger, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose additional risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. When circumstances adversely change, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we overestimate the value of the securities, you may end up paying too much when you purchase Fund shares. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are generally for hedging purposes. If the Fund invests in futures contracts, options and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

--------------------------------------------------------------------------------
Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.') with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.60% of the Fund's average daily net assets for its services in a fiscal year. The investment adviser may reimburse a portion of its fee during the period.


DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of November 30, 2000, managed approximately $96 billion in assets. It serves as investment adviser to eleven other investment companies and as sub-adviser to five other investment companies.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Robert Reiner, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

.. Joined Bankers Trust in 1994.

.. Specializes in Japanese and European stock and market analysis.
--------------------------------------------------------------------------------

A Detailed Look at the Global Equity Fund--Institutional Class



.. 20 years of investment industry experience, including nine years with Standard & Poor's.


.. Degrees from the University of Southern California and Harvard University.

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

.. Joined the investment adviser in 1993.


.. Eleven years of investment industry experience.


.. Global telecommunications services/equipment and pulp and paper analyst.

Vijay Kumar Chopra, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

.. Joined the investment adviser in 1994.

.. Quantitative portfolio manager focusing on valuation models and top-down analysis.


.. Eleven years of investment industry experience.


.. Prior experience as portfolio manager at State Street Global Advisors and senior research analyst at Frank Russell Company.

.. BTech from Indian Institute of Technology; MBA and PhD in finance from
  Vanderbilt University.

Julie Wang, Director of Deutsche Asset Management and Co-Manager of the Fund.

.. Joined the investment adviser in 1994.


.. 15 years of investment industry experience.


.. Generalist portfolio manager with prior experience in Asia-Pacific, emerging markets and U.S. investment analysis.

.. BA in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Organizational Structure. The Fund is organized as a series of an open-end investment company, which is organized as a Massachusetts business trust. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Trustees, the Fund may be reorganized into a master-feeder structure. The Fund would then become a "feeder fund' investing all of its assets in a corresponding "Master Portfolio.' Should the Trustees approve a reorganization, the Fund and the Master Portfolio would have the same investment objective.


Other Services. Investment Company Capital Corp. ("ICCC') provides administrative services for the Fund. In addition, either ICCC or your broker or financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

.. keeping accurate, up-to-date records for your individual Fund account;


.. implementing any changes you wish to make in your account information;

.. processing your requests for cash dividends and distributions from the Fund;

.. answering your questions on the Fund's investment performance or administration;

.. sending proxy reports and updated prospectus information to you; and

.. collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, broker-dealer or other institution that has a subshareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements. These services include cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.
--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence
Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                  A Detailed Look at the Global Equity Fund--Institutional Class

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute, to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction                 Tax Status
  Income dividends            Ordinary income
 --------------------------------------------
  Short-term capital gains
  distributions               Ordinary income
 --------------------------------------------
  Long-term capital gains
  distributions               Capital gains
 --------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction          Tax Status
  Your sale of shares  Capital gains or
  owned more than one  losses
  year
 ---------------------------------------
  Your sale of shares  Ordinary income
  owned for one year
  or less
 ---------------------------------------
  Long-term capital    Gains treated as
  gains distributions  ordinary income;
                       losses subject to
                       special rules
 ---------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult with your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone           1-800-730-1313
By mail            P.O. Box 219210
                   Kansas City, MO 64121-9210
By overnight mail  210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 8:30 am to 7:00 pm, Eastern time, each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment required.

--------------------------------------------------------------------------------

A Detailed Look at the Global Equity Fund--Institutional Class

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Global Equity--
         Institutional Class--1733 to the
         Service Center. The addresses are
         shown under "Contacting the Mutual
         Fund Service Center of Deutsche
         Asset Management.'
By wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management.' Be sure to include the Fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Global Equity--
             Institutional Class--1733

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 pm Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

.. You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

.. You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents may have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

.. After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

.. We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

--------------------------------------------------------------------------------

                  A Detailed Look at the Global Equity Fund--Institutional Class

.. The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

.. We process all sales orders free of charge.

.. Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

.. We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

.. If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

.. We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

.. We do not issue share certificates.

.. Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

.. You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

.. We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

.. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

.. We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

.. Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management mutual funds up to four times a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

.. The accounts between which the exchange is taking place must have the same name, address, and taxpayer ID number.

.. You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

.. If you are maintaining a taxable account, you may have to pay taxes on the exchange.


.. Your exchange must meet the minimum investment amount for the class of shares being purchased.

--------------------------------------------------------------------------------

A Detailed Look at the Global Equity Fund--Institutional Class


The table below provides a picture of the Fund's Institutional Class financial performance since its inception. The information selected reflects financial results for a single Institutional Class Share. The total returns in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                         For the Period
                                                   December 29, 2000/1/
                                                                through
                                                       October 31, 2001
  Per share operating performance:
  Net asset value, beginning of period                           $10.00
 ---------------------------------------------------------------------------
  Income from investment operations
  Net investment income                                            0.04
 ---------------------------------------------------------------------------
  Net realized and unrealized loss on investments
   and foreign currencies                                         (2.69)
 ---------------------------------------------------------------------------
  Net asset value, end of period                                 $ 7.35
 ---------------------------------------------------------------------------
  Total investment return/2/                                     (26.50)%/2/
 ---------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                       $3,677
 ---------------------------------------------------------------------------
  Ratios to average net assets:
  Net investment income                                            0.61%
 ---------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                    1.16%
 ---------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                    1.15%
 ---------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                    4.49%
 ---------------------------------------------------------------------------
  Portfolio turnover rate/5/                                        169%
 ---------------------------------------------------------------------------

 /1/Commencement of operations.
 /2/Annualized.

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated December 29, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


Global Equity--Institutional Class                        CUSIP #055922587
BT Investment Funds                                                1733PRO
                                                                   (02/01)

Distributed by:                                                    811-4760
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               FEBRUARY 28, 2002


BT INVESTMENT FUNDS


GLOBAL EQUITY FUND - INSTITUTIONAL CLASS
GLOBAL EQUITY FUND - CLASS A, B AND C SHARES

BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds. The Global Equity Fund (the "Fund") is described herein.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICCD"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. ("DeAM, Inc."), the Fund's investment advisor ("Advisor"), and to clients and customers of other organizations.

The Trust's Prospectuses for the Institutional Class and Class A, B and C Shares of the Fund are dated February 28, 2002. The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Institutional or Class A, B and C Shares Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at 1-800-730-1313 or by contacting any Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund's transfer agent). This SAI is not an offer of the Fund for any investor who has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.


                         DEUTSCHE ASSET MANAGEMENT, INC.

                         Investment Advisor of the Fund


                             ICC DISTRIBUTORS, INC.
                                   Distributor
                               Two Portland Square
                              Portland, Maine 04101

                                TABLE OF CONTENTS


DEUTSCHE ASSET MANAGEMENT, INC................................................1
Investment Objectives.........................................................3
Investment Policies...........................................................3
Derivative Securities........................................................13
Futures Contracts and Options on Futures Contracts...........................17
Currency Management..........................................................20
Special Information Concerning Master-Feeder Fund Structure..................32
Investment Restrictions......................................................33
PERFORMANCE INFORMATION......................................................38
Standard Performance Information.............................................38
Comparison of Fund Performance...............................................44
Economic and Market Information..............................................45
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND...................45
Valuation of Securities......................................................45
Purchase and Redemption of Shares............................................47
Redemptions and Purchases In-Kind............................................48
MANAGEMENT OF THE TRUST......................................................49
Trustees of the Trust........................................................49
Officers of the Trust........................................................49
Trustee Compensation Table...................................................49
Code of Ethics...............................................................56
Investment Advisor...........................................................57
Administrator................................................................58
Distributor..................................................................58
Class A, B and C Shares......................................................58
Service Agent................................................................60
Counsel and Independent Accountants..........................................61
ORGANIZATION OF THE TRUST....................................................61
TAXATION.....................................................................62
Dividends and Distributions..................................................62
Taxation of the Fund.........................................................63
Taxation of Foreign Securities...............................................63
Sale of Shares...............................................................64
Foreign Withholding Taxes....................................................64
Backup Withholding...........................................................64
Foreign Shareholders.........................................................65
Other Taxation...............................................................65
FINANCIAL STATEMENTS.........................................................65
APPENDIX A Description Of Ratings Categories of Moody's Investors
Service, Inc. and Standard & Poor's Ratings Group............................65
APPENDIX B...................................................................68

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES


Global Equity's investment objective is long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, at the time of purchase, in the stocks and other equity securities of companies in developed countries, located both inside and outside the United States. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund will notify its shareholders 60 days prior to a change in its investment policy.


                               INVESTMENT POLICIES


The Fund seeks to achieve its investment objective by investing primarily in companies in developed countries, both inside and outside the United States. The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While the Advisor gives priority to capital appreciation, the Advisor cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. The Fund must notify shareholders before changing it, but do not require their approval to do so. In managing the Fund, the Advisor looks for global investments that may not be appropriately priced by the market. In selecting investments, the Advisor attempts to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund may invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Advisor believes to be an acceptable degree of risk in anticipation of superior returns.


The Fund's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to investors.


In countries and regions with well-developed capital markets where more information is available, the Advisor will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Fund may choose to invest only at the market level.

Here, the Fund may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The remainder of the Fund's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

EQUITY SECURITIES

GENERAL. The Fund may invest in equity securities listed on any domestic or non-U.S. securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

EQUITY INVESTMENTS. The Fund invests primarily in common stocks and other securities with equity characteristics. For purposes of the Fund's policy of investing at least 65% of the value of its total assets in stocks and other securities with equity characteristics. "Equity characteristics" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.


COMMON STOCKS. Common stocks, the most familiar type of equity securities, represent an equity (I.E., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock has a preference (I.E., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (I.E., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (E.G., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.


FOREIGN SECURITIES. The Fund will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Fund intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

INVESTMENTS IN EMERGING MARKETS. The Fund may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries.


EMERGING MARKETS. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.


MEDIUM-CAPITALIZATION AND SMALL-CAPITALIZATION STOCKS. The Fund may invest in lesser known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies in which the Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.


WARRANTS. The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Fund may invest in non-U.S. securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.


CONVERTIBLE SECURITIES AND PREFERRED STOCK. Subject to its investment policies, the Fund may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. ___ Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Advisor will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

The Fund, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. ___ Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


TBA PURCHASE COMMITMENTS. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

LENDING OF SECURITIES. The Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Fund will not lend securities to the Advisor, ICCD or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Fund continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 % cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

INVESTMENT COMPANIES. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments", and are limited in amount by the 1940 Act, (unless permitted to exceed these limitations by an exemptive order of the SEC, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

DERIVATIVE SECURITIES


GENERAL. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivative for investment purposes by "covering" such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.


OPTIONS ON SECURITIES. The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities, which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, the Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's 15% limitation on investment in illiquid securities.

OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Fund may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.


Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations.


OPTIONS ON FOREIGN SECURITIES INDICES. The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.


Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.


Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FUTURES CONTRACTS ON DOMESTIC AND FOREIGN SECURITIES INDICES. The Fund may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund.


When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

CURRENCY MANAGEMENT


GENERAL. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to U.S. investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions.


CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

CURRENCY HEDGING. The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

CROSS HEDGING. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.


FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.


OPTIONS ON FOREIGN CURRENCIES. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.


The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

INVESTMENT RESTRICTIONS ON FUTURES TRANSACTIONS. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

In addition to the risks discussed above, the Fund's investments may be subject to the following risk factors:

Additional Risks Related To Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps And Forward Foreign Currency Exchange Contracts.


The Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.


ASSET COVERAGE. The Fund will comply with the segregation or coverage guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Fund has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. In compliance with current CFTC regulations, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.


Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

FIXED INCOME SECURITIES AND MONEY MARKET INSTRUMENTS

GENERAL. The Fund may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

FIXED INCOME SECURITY RISK. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).


SHORT-TERM INSTRUMENTS. When the Fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.

Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."


REPURCHASE AGREEMENTS. In a repurchase agreement the Fund buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased or lent had changed, the Fund could experience a loss. In all cases, the Advisor must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the Investment Company Act of 1940, as amended ("1940 Act").

COMMERCIAL PAPER. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Fund may also invest in separately traded principal and interest components of U.S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Fund may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of U.S. banks.

U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

U.S. DOLLAR-DENOMINATED FOREIGN GOVERNMENT DEBT SECURITIES. The Fund may invest in U.S. dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated collateralized Brady Bonds which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that Brady bonds do not have a long payment history. Furthermore, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. The Fund may invest in zero coupon securities that are 'stripped' US Treasury notes and bonds and in deferred interest bonds. Zero Coupon Securities including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See 'Taxation.


RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Trustees, the Fund may be reorganized into a master-feeder structure. The fund would then become a "feeder fund" investing all of its assets in a corresponding "Master Portfolio." This section provides additional information regarding this type of fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a feeder fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, a separate registered investment company with the same investment objective as the feeder fund. Therefore, an investor's interest in the Master Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Master Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Master Portfolio on the same terms and conditions and will pay a proportionate share of the Master Portfolio's expenses. However, the other investors investing in the Master Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Master Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Master Portfolio would be available from the Service Center at 1-800-730-1313.

Smaller funds investing in a Master Portfolio may be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund withdraws from the Master Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Master Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Master Portfolio, the Trust will hold a meeting of shareholders of the feeder fund and will cast all of its votes in the same proportion as the votes of the feeder fund's shareholders. Feeder fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the feeder fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the feeder fund shareholders who do, in fact, vote.

Certain changes in the Master Portfolio's investment objectives, policies or restrictions may require the feeder fund to withdraw its interest in the Master Portfolio. Any such withdrawal could result in a distribution "In-Kind" of portfolio securities (as opposed to a cash distribution from the Master Portfolio). If securities are distributed, the feeder fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution In-Kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the feeder fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A feeder fund may withdraw its investment from the Master Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the feeder fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the feeder fund in another pooled investment entity having the same investment objective as the feeder fund or the retaining of an investment Advisor to manage the feeder fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.


The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of a Master Portfolio may also not be a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Master Portfolio (if applicable).

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Fund may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

ADDITIONAL RESTRICTIONS. These are non-fundamental policies. In order to comply with certain statutes and policies, the Trust, on behalf of the Fund will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at cost), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) invest for the purpose of exercising control or management of another company;


(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless (1) the Fund's investment Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;


(vi) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(vii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                   FUND TRANSACTIONS AND BROKERAGE COMMISSIONS


The Advisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, DeAM, Inc. or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Fund may determine, the Advisor may consider sales of shares of the Trust and of other investment company clients of DeAM, Inc. or its affiliates as a factor in the selection of broker-dealers to execute portfolio transactions. The Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Advisor may use this research information in managing the Fund's assets, as well as the assets of other clients.


Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Advisor, it is the opinion of the management of the Fund that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

In certain instances there may be securities that are suitable for the Fund as well as for one or more of the Advisor's other clients. Investment decisions for the Fund and for the Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment Advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

For the fiscal year ended October 31, 2001, the Fund paid brokerage commissions in the amount of $29,317.

For the year ended October 31, 2001, the Fund paid $131 in brokerage commissions to Bankers Trust ($5) and Morgan Grenfell Securities, Inc. ($126), affiliates of the Fund. This represents 0.45% of the Fund's aggregate brokerage commissions and .001% of the Fund's aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.


                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION


                                  TOTAL RETURN

The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)
The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n = ERV
Where:
P   =         hypothetical initial payment of $1,000;
T   =         average annual total return;
n   =         period covered by the computation, expressed in years;
ERV =         ending redeemable value of a hypothetical
              $1,000 payment made at the beginning of the 1-, 5- or 10-year
              (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
The Fund, when advertising average annual total return after taxes on distributions [for a class of its shares], computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[D]
Where:
P      =          hypothetical initial payment of $1,000;
T      =          average annual total return (after taxes on distributions);
n      =          period covered by the computation, expressed in years.
ATV[D] =          ending value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
The Fund, when advertising average annual total return after taxes on distributions and redemption [for a class of its shares], computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[DR]
Where:
P       =         hypothetical initial payment of $1,000;
T       =         average annual total return (after taxes on distributions and redemption);
n       =         period covered by the computation, expressed in years.
ATV[DR] =         ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;]
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

AGGREGATE TOTAL RETURNS (BEFORE TAXES)
The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:
                                 ERV
Aggregate Total Return  =  [  (  ---  )  - 1  ]
                                  P
Where:
P  =              hypothetical initial payment of $1,000;
ERV               = ending redeemable value of a hypothetical
                  $1,000 payment made at the beginning of the 1-, 5- or 10-year
                  (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that [(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;] (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period.

Class A, B and C Shares only:

OTHER NON-STANDARDIZED TOTAL RETURN CALCULATIONS
The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Global Equity Fund--Institutional Class

As of October 31, 2001
------------------------------------------------
                                 Since Inception
                                      (12/29/00)
------------------------------------------------
Average  Annual  Total                   -26.50%
Returns (Before Taxes)
------------------------------------------------
Average Annual Total                     -26.50%
Returns (After Taxes on
Distributions)
------------------------------------------------
Average Annual Total                     -16.14%
Returns (After Taxes on
Distributions and
Redemption)
------------------------------------------------
Aggregate Total Returns                  -26.50%
(Before Taxes)
------------------------------------------------

Global Equity Fund--Class A Shares

As of October 31, 2001
------------------------------------------------
                                Since Inception
                                     (12/29/00)
------------------------------------------------
Average   Annual   Total                -21.13%
Returns (Before Taxes)
------------------------------------------------
Average   Annual   Total                -21.13%
Returns  (After Taxes on
Distributions)
------------------------------------------------
Average   Annual   Total                -12.87%
Returns  (After Taxes on
Distributions        and
Redemption)
------------------------------------------------
Aggregate  Total Returns                -15.70%
(Before Taxes)
------------------------------------------------

Global Equity Fund--Class B Shares

As of October 31, 2001
------------------------------------------------
                                 Since Inception
                                      (12/29/00)
------------------------------------------------
Average Annual Total                     -20.30%
Returns (Before Taxes)
------------------------------------------------
Average Annual Total                     -20.30%
Returns (After Taxes on
Distributions)
------------------------------------------------
Average Annual Total                     -12.36%
Returns (After Taxes on
Distributions and
Redemption)
------------------------------------------------
Aggregate  Total Returns                 -16.10%
(Before Taxes)
------------------------------------------------

Global Equity Fund--Class C Shares

As of October 31, 2001
------------------------------------------------
                                Since Inception
                                     (12/29/00)
------------------------------------------------
Average   Annual   Total                -16.94%
Returns (Before Taxes)
------------------------------------------------
Average   Annual   Total                -16.94%
Returns  (After Taxes on
Distributions)
------------------------------------------------
Average   Annual   Total                -10.32%
Returns  (After Taxes on
Distributions        and
Redemption)
------------------------------------------------
Aggregate  Total Returns                -16.10%
(Before Taxes)
------------------------------------------------

If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.


COMPARISON OF FUND PERFORMANCE


Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.


In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:
Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Business Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women and Worth.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").


VALUATION OF SECURITIES; PURCHASES AND REDEMPTIONS; REDEMPTIONS AND PURCHASES IN-KIND


VALUATION OF SECURITIES


Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, which is generally 4:00 p.m. Eastern time, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees. The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Advisor of the Fund will value such securities based upon all relevant factors as outlined in FRR 1.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the 4:00 P.M. (Eastern time) close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Advisor deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                        PURCHASE AND REDEMPTION OF SHARES


Shares of the Funds are distributed by ICCD, the Distributor. The Fund offers Institutional Class, as well as Class A, B and C Shares. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in each Fund's Prospectus. The following supplements that information.


Investors may invest in Global Equity Fund by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. Investors may invest in Institutional shares by establishing a shareholder account directly with the Fund's transfer agent. Investors may invest in Global Equity Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectuses. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
Time) and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

A Service Agent or the Trust may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value.


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.


Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o     Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o     The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to the Fund account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                        REDEMPTIONS AND PURCHASES IN-KIND

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value, as the case may be (a redemption in-kind). If payment is made to the Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, at the beginning of the period.


The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


The Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.

1 The "Fund Complex," for the purposes of this SAI, consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, Global Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.
2 An investment company registered under the 1940 Act.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

TRUSTEES AND OFFICERS

The overall business and affairs of each Trust and the Portfolio are managed by their respective Board of Trustees. The Boards approve all significant agreements between the Trusts/Portfolio and persons or companies furnishing services to the Funds/Portfolio, including the Funds'/Portfolio's agreements with its investment advisor, distributor, custodian and transfer agent. The Boards of Trustees and the executive officers are responsible for managing the Funds'/Portfolio's affairs and for exercising the Funds'/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified. The following information is provided for each Trustee and Officer of each Trust's and the Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust or Portfolio (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds'/Portfolio's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

                  INFORMATION CONCERNING TRUSTEES AND OFFICERS

                                                                                        NUMBER OF FUNDS
NAME, BIRTH DATE AND           BUSINESS EXPERIENCE AND                                  IN THE FUND
POSITION WITH EACH TRUST AND   DIRECTORSHIPS DURING THE                                 COMPLEX OVERSEEN BY
THE PORTFOLIO                  PAST 5 YEARS                                             TRUSTEE 1
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Charles P. Biggar              Retired (since 1987); formerly Vice President,           27
10/13/30                       International Business Machines ('IBM') (1975-1978) and
Trustee of BT Investment       President, National Services and the Field Engineering
Funds since 1999               Divisions of IBM (1976-1987).
-----------------------------------------------------------------------------------------------------------
S. Leland Dill                 Trustee, Phoenix Zweig Series Trust (since September     27
3/28/30                        1989); Trustee, Phoenix Euclid Market Neutral Fund
Trustee BT Investment Funds    (since May 1998); Retired (since 1986); formerly
since 1986.                    Partner, KPMG Peat Marwick (June 1956-June 1986);
                               Director, Vintners International Company Inc. (June
                               1989-May 1992); Director, Coutts (USA) International
                               (January 1992-March 2000); Director, Coutts Trust
                               Holdings Ltd., Director, Coutts Group (March 1991-March
                               1999); General Partner, Pemco (June 1979-June 1986).


                                                                                        NUMBER OF FUNDS
NAME, BIRTH DATE AND           BUSINESS EXPERIENCE AND                                  IN THE FUND
POSITION WITH EACH TRUST AND   DIRECTORSHIPS DURING THE                                 COMPLEX OVERSEEN BY
THE PORTFOLIO                  PAST 5 YEARS                                             TRUSTEE 1
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Martin J. Gruber               Nomura Professor of Finance, Leonard N. Stern School of  27
7/15/37                        Business, New York University (since 1964); Trustee,
Trustee BT Investment Funds    CREF (since 2000); Director, S.G. Cowen Mutual Funds
since 1999.                    (since 1985); Director, Japan Equity Fund, Inc. (since
                               1992); Director, Thai Capital Fund, Inc. (since 2000);
                               Director, Singapore Fund, Inc. (since 2000).
-----------------------------------------------------------------------------------------------------------
Richard J. Herring             Jacob Safra Professor of International Banking and       27
2/18/46                        Professor, Finance Department, The Wharton School,
Trustee BT Investment Funds    University of Pennsylvania (since 1972); Director,
since 1999.                    Lauder Institute of International Management Studies
                               (since 2000); Co-Director, Wharton Financial
                               Institutions Center (since 2000).
-----------------------------------------------------------------------------------------------------------
Bruce E. Langton               Formerly Assistant Treasurer of IBM Corporation (until   27
May 10, 1931                   1986); Trustee and Member, Investment Operations
Trustee BT Investment Funds    Committee, Allmerica Financial Mutual Funds (1992 to
since 1999.                    2001); Member, Investment Committee, Unilever US
                               Pension and Thrift Plans (1989 to 2001)2; Retired
                               (since 1987); Director, TWA Pilots Directed
                               Account Plan and 401(k) Plan (1988 to 2000).
-----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.           Principal, Philip Saunders Associates (Economic and      27
10/11/35                       Financial Consulting) (since 1998); former Director,
Trustee BT Investment Funds    Financial Industry Consulting, Wolf & Company
since 1986.                    (1987-1988); President, John Hancock Home Mortgage
                               Corporation (1984-1986); Senior Vice President of
                               Treasury and Financial Services, John Hancock Mutual
                               Life Insurance Company, Inc. (1982-1986).
-----------------------------------------------------------------------------------------------------------
Harry Van Benschoten           Retired (since 1987); Corporate Vice President,
Newmont 27 2/18/28             Mining Corporation (prior to 1987); Director, Canada Trustee
BT Investment Funds            Life Insurance Corporation of New York (since 1987).
since 1999.
-----------------------------------------------------------------------------------------------------------


                                                                                        NUMBER OF FUNDS
NAME, BIRTH DATE AND           BUSINESS EXPERIENCE AND                                  IN THE FUND
POSITION WITH EACH TRUST AND   DIRECTORSHIPS DURING THE                                 COMPLEX OVERSEEN BY
THE PORTFOLIO                  PAST 5 YEARS                                             TRUSTEE 1
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------
Richard T. Hale 3              Managing Director, Deutsche Banc Alex. Brown Inc.        27
7/17/45                        (formerly DB Alex. Brown LLC) and Deutsche Asset
Trustee BT Investment Funds    Management Americas (1999 to present); Director and
since 1999.                    President, Investment Company Capital Corp. (registered
                               investment advisor) (1996 to present).
                               Director/Trustee and President, Deutsche Asset
                               Management Mutual Funds (1989 to present); Director,
                               Deutsche Global Funds, Ltd. (2000 to present);
                               Director, CABEI Fund (2000 to present); Director, North
                               American Income Fund (2000 to present); Vice President,
                               Deutsche Asset Management, Inc. (2000 to present).
                               Chartered Financial Analyst.  Formerly, Director, ISI
                               Family of Funds.
-----------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------
Richard T. Hale                See information provided under Interested Trustees.
President
-----------------------------------------------------------------------------------------------------------
Daniel O. Hirsch               Director, Deutsche Asset Management (1999 to present).
3/27/54                        Formerly, Principal, BT Alex. Brown Incorporated,
Vice President/                (Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant
Secretary                      General Counsel, United States Securities and Exchange
                               Commission, 1993-1998.
-----------------------------------------------------------------------------------------------------------
Charles A. Rizzo               Director, Deutsche Asset Management (April 2000 to
8/5/57                         present); Certified Public Accountant; Certified
Treasurer                      Management Accountant.  Formerly, Vice President and
                               Department Head, BT Alex. Brown Incorporated (Deutsche
                               Banc Alex. Brown Inc.), 1998-1999; Senior Manager,
                               Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP),
                               1993-1998.
-----------------------------------------------------------------------------------------------------------
Amy Olmert                     Director, Deutsche Asset Management (formerly BT. Alex.
5/14/63                        Brown Inc.) ;(January 1999 to present); Certified
Assistant Treasurer            Public Accountant (1989 to present).  Formerly, Vice
                               President, BT Alex. Brown Incorporated, (Deutsche Banc
                               Alex. Brown Inc.), (1997-1999); Senior Manager
                               (1992-1997), Coopers & Lybrand L.L.P.
                               (PricewaterhouseCoopers LLP), (1988-1992).
-----------------------------------------------------------------------------------------------------------

1. As of December 31, 2001 the total number of Funds in the Deutsche Asset Management Fund Complex (the "Fund Complex") is 70.

2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

3. Messr. Hale is a trustees who is an 'Interested Person' within the meaning of
Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Portfolio's investment advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

TRUSTEE OWNERSHIP IN THE FUNDS

-----------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          OWNERSHIP AS OF DECEMBER 31, 2001
                                      DOLLAR RANGE OF BENEFICIAL          IN ALL FUNDS OVERSEEN BY DIRECTOR
TRUSTEE                               OWNERSHIP IN THE FUND(S)1           IN THE FUND COMPLEX 2
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Charles P. Biggar                     None                                None
-----------------------------------------------------------------------------------------------------------
S. Leland Dill                        None                                $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Martin J. Gruber                      None                                None
-----------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                                $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Bruce E. Langton                      $50,001-$100,000                    Over $100,000
-----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                  None                                $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Harry Van Benschoten                  None                                None
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------
Richard T. Hale                       None                                Over $100,000
-----------------------------------------------------------------------------------------------------------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,001.
2. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
over $100,001. The funds overseen by the directors in the Fund Complex consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund(s) and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s) (including Deutsche Bank AG).

--------------------------------------------------------------------------------
                                                         Value of    Percent of
                                                         Securities  Class on an
                       Owner and                         on an       Aggregate
                       Relationship to          Title of Aggregate   Basis
Trustee                Trustee        Company*  Class    Basis
--------------------------------------------------------------------------------
Charles P. Biggar      N/A
--------------------------------------------------------------------------------
S. Leland Dill         N/A
--------------------------------------------------------------------------------
Martin J. Gruber       N/A
--------------------------------------------------------------------------------
Richard J. Herring     N/A
--------------------------------------------------------------------------------
Bruce E. Langton       N/A
--------------------------------------------------------------------------------
Philip Saunders, Jr.   N/A
--------------------------------------------------------------------------------
Harry Van Benschoten   N/A
--------------------------------------------------------------------------------

*(describe the company's relationship with the Funds' investment advisor or underwriter)

                           TRUSTEE COMPENSATION TABLE
------------------------------------------------------------------------
Trustee                   Aggregate              Total Compensation
                          Compensation from BT   from
                          Investment Funds*      Fund Complex***
------------------------------------------------------------------------
Charles P.  Biggar        $15,307.54             $57,000
------------------------------------------------------------------------
S. Leland Dill            $15,307.54             $57,000
------------------------------------------------------------------------
Martin J. Gruber          $15,307.54             $57,000
------------------------------------------------------------------------
Richard J.  Herring       $15,307.54             $57,000
------------------------------------------------------------------------
Bruce E.  Langton         $15,307.54             $57,000
------------------------------------------------------------------------
Philip Saunders, Jr.      $15,307.54             $57,000
------------------------------------------------------------------------
Harry Van Benschoten      $15,307.54             $57,000
------------------------------------------------------------------------

* The information provided is for the BT Investment Funds, which comprises 13 funds, for the year ended October 31, 2001.
** The information provided is for the BT Institutional Funds, which is comprised of eight funds, for the year ended October 31, 2001.
*** For the year ended October 31, 2001.

As of February 1, 2002, the Trustees and officers of each Trust and the Portfolio owned in the aggregate less than 1% of the shares of the relevant Portfolio or Trust (all series taken together).

As of February 1, 2002, the following shareholders of record owned 5% or more of the outstanding shares of each class of the Fund:

-----------------------------------------------------------------------------
                                                           PERCENTAGE OF
FUND                  SHAREHOLDER NAME AND ADDRESS         OUTSTANDING SHARES
                                                           OF THE FUND
-----------------------------------------------------------------------------
Global Equity Fund -  Deutsche Asset Management Inc.       100%
Institutional Shares  ATTN: Adam Joffe 18th Fl.
                      130 Liberty St., New York,
                      NY 10006-1105
-----------------------------------------------------------------------------
Global Equity Fund -  Investment Company Capital Corp      100%
Class A Shares        ATTN: Julie Thomas, MS 1602
                      1 South Street, Baltimore,
                      MD 20202-3298
-----------------------------------------------------------------------------
Global Equity Fund -  Investment Company Capital Corp      100%
Class B Shares        ATTN: Julie Thomas, MS 1602
                      1 South Street, Baltimore,
                      MD 20202-3298
-----------------------------------------------------------------------------
Global Equity Fund -  Investment Company Capital Corp      100%
Class C Shares        ATTN: Julie Thomas, MS 1602
                      1 South Street, Baltimore,
                      MD 20202-3298
-----------------------------------------------------------------------------

                                 CODE OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.


The Fund's Advisor, DeAM, Inc., has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICCD, is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

                               INVESTMENT ADVISOR

DeAM, Inc. is the Fund's investment advisor. DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc., or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

The Fund's Prospectus contains disclosure as to the amount of the Advisor's and the Administrator's fees, including waivers for the 16-month period from the Fund's fiscal year-end of October 31, 2001. The Advisor and Administrator may not recoup any of their waived investment advisory or administration and services fees.


                                  ADMINISTRATOR


Under the administration and services agreements, Investment Company Capital Corp. ("ICCC") is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deem necessary for the proper administration of the Trust. ICCC will generally assist in all aspects of the Funds' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

ICCC has agreed that if in any fiscal year the aggregate expenses of any Fund (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, ICCC will reimburse the Fund for the excess expense to the extent required by state law.


                                   DISTRIBUTOR

ICCD is the principal distributor for shares of the Funds. ICCD is a registered broker/dealer and is unaffiliated with DeAM, Inc. The principal business address of ICCD is Two Portland Square, Portland, Maine 04101.

                             CLASS A, B AND C SHARES


With respect to the Class A, B and C Shares, these Classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICCD will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, ICCD receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, ICCD expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, ICCD receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, ICCD receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)


Global Equity Fund--Class A, B and C Shares were offered for the first time with the Statement of Additional Information and Prospectuses dated March 30, 2001. The Distributor received the following fees for the fiscal year ended October 31, 2001:
--------------------------------------------------------------------------------
International Select Equity Fund             For the fiscal year ended
                                                 October 31, 2001
--------------------------------------------------------------------------------
12b-1 Fee - Class A Shares                              None
--------------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee -               None
Class B Shares
--------------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee -               None
Class C Shares
--------------------------------------------------------------------------------

Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The Fund has adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, the Fund pays a fee to ICCD for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICCD is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Trustees or by a vote of a majority of the Fund 's outstanding Shares (as defined under "Capital Stock").

During the continuance of the Plans, the Fund 's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICCD pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund 's Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICCD under the Plans. Payments under the Plans are made as described above regardless of ICCD' actual cost of providing distribution services and may be used to pay ICCD' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICCD. The Plans do not provide for any charges to the Fund for excess amounts expended by ICCD and, if any of the Plans is terminated in accordance with its terms, the Fund to make payments to ICCD pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICCD pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                                  SERVICE AGENT


All shareholders must be represented by a Service Agent. ICCC or its affiliates acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by ICCC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with ICCC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          CUSTODIAN AND TRANSFER AGENT


Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust pursuant to a custodial agreement. As Custodian, it holds the Fund's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.


Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland, 21202, serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, ICCC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund for its out-of-pocket expenses.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, acts as Independent Accountants of the Trust.

                            ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Trust is an entity commonly known as a "Massachusetts business trust." The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 13 separate series, including the Fund. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of the Fund.


The Trust may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve the Fund's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Shareholders of all of the series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

                                    TAXATION

                           DIVIDENDS AND DISTRIBUTIONS


The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains at least annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.


The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                              TAXATION OF THE FUND

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring Federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund's shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                         TAXATION OF FOREIGN SECURITIES

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), it may make an election pursuant to which certain foreign taxes paid by the Fund would be treated as having been paid directly by shareholders. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the shareholders, and shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                 SALE OF SHARES

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of the Fund shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
                            FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               BACKUP WITHHOLDING

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                              FINANCIAL STATEMENTS


The financial statements for the Fund for the period ended October 31, 2001, are incorporated herein by reference to the Annual Reports to shareholders for the Fund dated October 31, 2001. A copy of each Fund's Annual Report may be obtained without charge by contacting the Service Center at 1-800-730-1313.

                                   APPENDIX A
                      DESCRIPTION OF RATINGS CATEGORIES OF
                       MOODY'S INVESTORS SERVICE, INC. AND
                         STANDARD & POOR'S RATINGS GROUP

Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

                            COMMERCIAL PAPER RATINGS

S&P'S COMMERCIAL PAPER RATINGS

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have superior capacities for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have strong capacities for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have acceptable capacities for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH INVESTORS SERVICE AND DUFF & PHELPS COMMERCIAL PAPER RATINGS

Commercial paper rated "Fitch- 1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                       STATEMENT OF ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002

INVESTMENT ADVISOR
DEUTSCHE ASSET MANAGEMENT, INC.
885 Third Avenue
New York, NY 10022

ADMINISTRATOR
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, MD 21202


DISTRIBUTOR
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

CUSTODIAN
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

TRANSFER AGENT
INVESTMENT COMPANY CAPITAL CORP.
One South Street,
Baltimore, Maryland, 21202

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

COUNSEL
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY  10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


CUSIPS   055922587
         055922579
         055922561
         055922553
1733SAI  (02/02)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)  Declaration of Trust dated July 21, 1986; 1
       (1) Supplement to Declaration of Trust dated October 20, 1986; 1
       (2) Second Supplement to Declaration of Trust dated May 16, 1988; 1
(b)  By-Laws; 1
(c)  Incorporated by reference to Exhibit (b) above;

(d) Investment Advisory Contract dated April 30, 2001 between the Registrant and Deutsche Asset Management, Inc. on behalf of all of the series in the Trust; 25

(e)  Distribution Agreement dated August 11, 1998; 5
       (1)  Appendix A dated June 12, 2001, to Distribution Agreement; 24
(f)  Bonus or Profit Sharing Contracts - Not applicable;
(g)  Custodian Agreement dated July 1, 1996; 2
       (1) Cash Services Addendum to Custodian Agreement dated December 18, 1997; 4
       (2) Amendment No.9 to Exhibit A of the Custodian Agreement dated April 27, 2001; 20


(h)  Administration Agreement dated July 1, 2001; 24

       (1) Agreement to Provide Shareholder Services for BT Preservation Plus Income Fund as of June 10, 1998; 5
       (2) Shareholder Services Plan for BT Preservation Plus Income Fund as of June 10, 1998; 5
       (3) Expense Limitation Agreement; 24
       (4) Transfer Agency Agreement dated October 1, 2000 with Investment Company Capital Corp.; 19
(i)  Legal Opinion - Not applicable;
(j) Consent of Independent Accountants;
       (1) for International Equity - filed herewith, and
       (2) for Global Equity Fund - filed herewith;
(k) Omitted Financial Statements - Not applicable;
(l) Initial Capital Agreements - Not applicable;
(m) Rule 12b-1 Plans - "form of"; 22
(n) Not applicable.


(o)  Rule 18f-3 Plan, as amended; 22
(p)  Codes of Ethics for Funds;16 and Advisor; 24
(q)  Powers of Attorney of Registrant; 25

----------------------------------
1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.

8. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the Commission on March 15, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement as filed with the Commission on July 29, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement as filed with the Commission on October 22, 1999.
12. Incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the Commission on December 23, 1999.
13. Incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement as filed with the Commission on January 28, 2000.
14. Incorporated by reference to Post-Effective Amendment No. 68 to Registrant's Registration Statement as filed with the Commission on April 28, 2000.
15. Incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement as filed with the Commission on May 1, 2000.
16. Incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement as filed with the Commission on June 26, 2000.
17. Incorporated by reference to Post-Effective Amendment No. 73 to Registrant's Registration Statement as filed with the Commission on August 31, 2000.
18. Incorporated by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement as filed with the Commission on September 29, 2000.
19. Incorporated by reference to Post-Effective Amendment No. 75 to Registrant's Registration Statement as filed with the Commission on October 20, 2000.
20. Incorporated by reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement as filed with the Commission on December 29, 2000.
21. Incorporated by reference to Post-Effective Amendment No. 78 to Registrant's Registration Statement as filed with the Commission on January 29, 2001.
22. Incorporated by reference to Post Effective Amendment No. 81 to Registrant's Registration Statement as filed with the Commission on March 30, 2001.
23. Incorporated by reference to Post Effective Amendment No. 82 to Registrant's Registration Statement as filed with the Commission on April 30, 2001.
24. Incorporated by reference to Post-Effective Amendment No. 84 to Registrant's Registration Statement as filed with the Commission on June 29, 2001.

25. Incorporated by reference to Post-Effective Amendment No. 86 to Registrant's Registration Statement as filed with the Commission on January 28, 2002.


ITEM 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

ITEM 26. Business and Other Connections of Investment Advisor.

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II
(b)  Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriters.


(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies:
     BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Deutsche Investors Funds, Inc., Deutsche Investors Portfolios Trust and Morgan Grenfell Investment Trust.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

Name and                   Positions and                      Positions and
Principal Business         Offices with                       Offices with
Address                    Distributor                        Registrant


John A. Keffer             President & Director               None
David R. Keffer            Director                           None
Ronald H. Hirsch           Treasurer                          None
Nanette K. Chern           Chief Compliance Officer           None
David I. Goldstein         Secretary                          None
Benjamin L. Niles          Vice President                     None
Frederick Skillin          Assistant Treasurer                None
Dana A. Lukens             Assistant Secretary                None


(c)  None

ITEM 28. Location of Accounts and Records.

BT Investment Funds:                        Deutsche Asset Management
(Registrant)                                One South Street
                                            Baltimore, MD 21202

Investment Company Capital Corp.            One South Street
(Administrator, Transfer Agent)             Baltimore, MD 21202

DST                                         127 West 10th Street
(Sub-Transfer Agent                         Kansas City, MO  64105
and Sub-Dividend Distribution Agent)


Bankers Trust Company:                      c/o BTNY Services, Inc.
(Custodian)                                 100 Plaza One
                                            Jersey City, NJ 07311


Deutsche Asset Management, Inc.:            280 Park Avenue
(Investment Advisor)                        New York, NY 10017

ICC Distributors, Inc.:                     Two Portland Square
(Distributor)                               Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 87 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 28th day of February, 2002.


                                            BT INVESTMENT FUNDS


                                            By: /s/ Daniel O. Hirsch
                                                    ----------------
                                                    Daniel O. Hirsch, Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                TITLE                     DATE


By:  /s/ Daniel O. Hirsch           Secretary                 February 28, 2002
         ----------------
         Daniel O. Hirsch           (Attorney in Fact
                                    For the Persons Listed Below)


/s/ RICHARD T. HALE*                President, Chief Executive
Richard T. Hale                     Officer and Trustee

/s/ Charles A. RIZZO*               Treasurer (Principal
Charles A. Rizzo                    Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*              Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*               Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*               Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*           Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*           Trustee
Harry Van Benschoten


* By Power of Attorney - Incorporated by reference to Amendment No.86 to the Registration Statement as filed with the Commission on January 28, 2002.

                                   SIGNATURES


         INTERNATIONAL EQUITY PORTFOLIO has duly caused this Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned authorized in the City of Baltimore and the State of Maryland on the 28th day of February, 2002.

                                            INTERNATIONAL EQUITY PORTFOLIO

                                            By: /s/ Daniel O. Hirsch
                                                    ----------------
                                                    Daniel O. Hirsch, Secretary



This Post-Effective Amendment No. 87 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to INTERNATIONAL EQUITY PORTFOLIO.


NAME                                TITLE                     DATE


By:     /s/ Daniel O. Hirsch        Secretary                 February 28, 2002
        --------------------
        Daniel O. Hirsch            (Attorney in
                                    Fact for the
                                    Persons Listed
                                    Below)


/s/ CHARLES A. RIZZO*               Treasurer (Principal
Charles A. Rizzo                    Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR *             Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*               Trustee
Martin J. Gruber

/s/ RICHARD T. HALE*                Trustee, President and
Richard T. Hale                     Chief Executive Officer

/s/ RICHARD R. HERRING*             Trustee
Richard R. Herring

/s/ BRUCE E. LANGTON*               Trustee
Bruce E. Langton

/s/ PHILIP SAUNDERS, JR.*           Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*           Trustee
Harry Van Benschoten


*By Power of Attorney - Incorporated by reference to Amendment No.86 to the Registration Statement as filed with the Commission on January 28, 2002.

                        PROPOSED RESOLUTIONS RELATING TO

                     RATIFICATION OF REGISTRATION STATEMENTS

                (To be voted on by the Boards of each Investment

                   Company with a October 31 fiscal year end)


           RESOLVED,  That the proper officers of the Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act and to appear, together with legal counsel, on behalf of the Trust before the Commission in connection with any matter relating to the Registration Statement.

           RESOLVED,  That the proper officer of the Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust.

           RESOLVED,  That the proper and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust.

           RESOLVED,  That the proper officers of the Portfolio Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission, and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement.

           RESOLVED,  That the proper officer of the Portfolio Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Trustees and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust.

           RESOLVED,  That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.